UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN  55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:  March 31, 2014

Date of reporting period:  September 30, 2013

Item 1:   Reports to Stockholders

Semi-Annual Report
September 30, 2013
U.S. Government Securities Fund Quality Income Fund Tax-Free Income Fund Minnesota Tax-Free Income Fund
Sit Mutual Funds

Sit Mutual Funds
BOND FUNDS SEMI-ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

November 6, 2013

Dear fellow shareholders:

During the 6-month period ended September 30, 2013, the U.S. fixed-income markets experienced weak performance as yields on most bonds increased. In August, the 30-year U.S. Treasury bond traded at its highest yield in over two years. Even though intermediate and long bond yields rose, short Treasury bills actually traded at slightly lower yields over much of the period, resulting in the Treasury yield curve steepening significantly between the 1-year and 10-year maturities, while 10-year to 30-year maturities experienced a nearly parallel increase in yields. The significant movements of the yield curve largely occurred after Federal Reserve Chairman Ben Bernanke made comments before Congress on May 22. Mr. Bernanke’s comments were generally understood to signal that the Federal Reserve would begin tapering its bond purchase program in the near future. In the months that followed, taxable bond fund flows have exceeded a negative $75 billion and tax-exempt bond fund flows have topped a negative $45 billion. On September 18th, the Federal Open Market Committee indicated that no tapering would be forthcoming at this time, subsequently causing yields to decline from their six-month period highs.

The 30-year Treasury bond ended September yielding 3.69%, 59 basis points higher than at the beginning of the period. The historically low Treasury yields that had persisted for some time have now started rising towards more normalized levels. Even so, a low interest rate environment continues to persist as indicated by Treasury yields remaining below their long-term historical averages across all maturities. It appears that near-term economic worries and political gridlock are still weighing heavily on investors, while concerns about longer-term inflationary risk remain on the back burner.

The performance of corporate bonds was also weaker during the six-month period ended September 30, 2013. Rising Treasury yields, in addition to widening credit spreads, caused corporate yields to increase. Nonetheless, corporate yields remain below their long-term historical averages.

The tax-exempt yield curve steepened in a similar fashion to the Treasury yield curve, but with even larger yield increases overall. Because the negative municipal bond fund flows were more concentrated in high yield and long-term funds, credit spreads widened and long-term bond yields rose much more than short-term bond yields. The AAA-rated, 30-year general obligation bonds yielded 4.12% at the end of September, 103 basis points higher than six months ago.

Global

Economic conditions in Europe may be starting to improve slightly, but negative economic growth is still forecasted for 2013. The sovereign debt crisis concerns that have made headlines for the past few years have calmed down recently. The most problematic countries have made strides towards reducing their budget deficits. However, a return to more volatility after the German elections would not be a surprise. Further impacting Eurozone growth and recovery prospects are the high levels of unemployment that persist in many countries; youth unemployment remains over 50% in some of the hardest hit countries. So, despite being somewhat better situated to avoid crisis conditions, it seems that most Eurozone countries still remain poorly positioned for broad based economic expansion in the near future.

Outside of Europe, China appears to be stabilizing around a +7 1⁄2% GDP growth rate, a decline from better than +9% in 2011. Further expansion of growth is not expected to take place in China over the next two years. Japan is also forecasted to have stable year-over-year growth of around +2% in 2013. Brazil, meanwhile, is projected to see its GDP rate of economic growth rebound to +2.5% in 2013, improving from the recent low growth levels of around +1%.

In all, the measurable gains in some parts of the global economy could motivate some investors to once again start looking outside of the U.S. bond markets for investment opportunities. However, we do not expect a flood of additional outflows on account of a tepid, albeit improving, global economy.

Domestic

The U.S. continues to experience generally sub-par economic growth with GDP growth of less than +2.0% now expected for the 2013 calendar year. First quarter growth was revised downward to +1.1% from the initial consensus estimate of +2.5%. Second quarter growth improved to +2.5%, while third quarter growth is estimated to slow to approximately +1.5%. Unemployment remains stubbornly above 7.0%, while the labor participation rate has fallen to 63.2%, a 35-year low. Core inflation continues to be below targeted levels and has been holding steady at around +1.8% over the 2013 summer months.

Weighing on many investors’ minds is the constant political brinkmanship, most recently resulting in a Federal government “shutdown.” In addition to the annual budget debate, the debt limit ceiling was once again reached and the Patient Protection and Affordable Care Act (PPACA) continues to be front and center in terms of political rancor. The effects of sequestration enforced beginning early this year appear to have been relatively minimal in terms of impacting second quarter GDP growth. However, the associated tax increases, and to a lesser extent the enacted spending cuts, have helped bring the 2013 budget deficit to its lowest level in five years. Also of note, following the tax increase on high income earners at the federal level, some states (among them California and Minnesota) also followed suit by raising their tax rates before their legislative sessions wrapped up at mid-year.

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Because entitlement spending, budget deficits, debt limit debates and the implementation of the PPACA are likely to continue to dominate the headlines and create overall economic uncertainty for businesses in the U.S., the recovery will likely remain sluggish across most sectors of the domestic economy through 2014.

Federal Reserve

With the generally weak economic growth abroad and ongoing political uncertainty at home, the Federal Reserve and Chairman Ben Bernanke were unquestionably the biggest drivers of interest rate fluctuations during the six-month period ended September 30, 2013. Mr. Bernanke’s comments before Congress in May sparked a sell off in the U.S. Treasury market which drove yields higher. The sizeable and sustained increase in interest rates that followed was only partially reversed after the Federal Open Market Committee’s meeting in September. In the September meeting minutes, it was disclosed that the Federal Reserve would, in fact, wait for more evidence that economic progress could be sustained before adjusting the pace of its asset purchases.

These statements from Mr. Bernanke and the Federal Reserve have impacted Treasury rates in competing ways over the past few months. After hovering around 3.0% through mid-May, the yield of the 30-year maturity U.S. Treasury bond rose to as high as 3.90%. Meanwhile, the 10-year Treasury maturity, which had opened the period and had been hovering around 1.86%, rose to just below 3.0%. However, after the Federal Reserve’s September meeting, yields on 10-year and 30-year Treasury maturities fell by 35 basis points and 25 basis points, respectively.

Strategy Summary

The taxable fixed-income strategy employed to manage the U.S. Government Securities Fund will remain focused on seasoned, high coupon agency-backed securities. We believe, that despite recent performance, long-term income stability and principal preservation will return in conjunction with mortgage rates rising from recent all-time lows. Enhanced stability of principal, while also generating steady income, has been the fundamental focus of the Sit Quality Income Fund since its inception. The Fund uses of a mix of short duration taxable securities in order to achieve its investment goals.

The tax-exempt fixed-income strategy employed in managing both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund will continue to focus heavily on the use of high coupon bonds and bonds structured with put, call, sinking fund and prepayment provisions that provide regular cash flow. We believe that the recent rise in yields has created opportunities to find bonds that provide attractive absolute levels of tax-exempt income, particularly in longer duration bonds. We have also continued with sector migration from healthcare into housing. Our expectations for subpar economic growth and controlled inflation support our belief that tax-exempt rates could stabilize around these higher yield levels, particularly if refunding issuance volume remains low. Our investment strategy remains focused on income, which we believe is the primary source of return over longer periods of time. We continue to focus on sectors and security structures that provide incremental yield, while using diversification to help manage credit risk.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

SEPTEMBER 30, 2013	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of -1.83% during the 6-month period ended September 30, 2013, compared to the Barclays Intermediate Government Bond Index return of -0.98%. The Fund’s 30-day SEC yield was 1.49% and its 12-month distribution rate was 0.99%.

During the 6-month period, the Fund benefitted from its holdings in collateralized mortgage obligations. The income generated by these securities and structural features were able to offset price declines. Speculation surrounding the reduction in the pace of the Federal Reserve’s asset purchases drove interest rates higher and reduced demand for mortgage-backed securities. These factors, in addition to elevated prepayment levels, caused the Fund’s holdings of mortgage pass-through securities to underperform during the period. However, the rise in mortgage rates and traditional impediments to refinancing is beginning to bring prepayment activity closer to historical levels.

In response to guidance from the Federal Reserve regarding the timing of reducing asset purchases, we positioned the portfolio to be defensive against a rise in interest rates. Unfortunately, the surprise announcement in September to not begin a reduction in the bond buying program caused interest rates to partially reverse the upward movement and our defensive positioning led to underperformance.

Looking forward, we do believe the current domestic fiscal uncertainties will cause only temporary disruption in economic growth and that we will continue to see sub-par growth overall. We continue to be defensively positioned, albeit at a smaller magnitude. The Federal Reserve’s delay in decreasing its monthly bond purchases portends that we are further away from the end of bond purchases as well as the timing of the first increase in the Fed funds rate. However, once the market senses a shift in the Fed’s sentiment of the economy, we expect another significant increase in interest rates, validating our cautious interest rate stance. We continue to focus on old, high coupon agency mortgage securities that should provide relatively

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

stable income and price levels. This high level of income and stability of principal has been a core fundamental focus of the Fund since its inception.

Michael C. Brilley         Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2013

	Sit U.S.		Lipper
	Government	Barclays	U.S.
	Securities	Inter. Gov’t	Gov’t Fund
	Fund	Bond Index[1]	Index[2]
Six Months	-1.83%	-0.98%	n/a
One Year	-2.02	-0.80	-3.20%
Five Years	3.39	3.52	4.51
Ten Years	3.82	3.76	3.94
Since Inception(6/2/87)	5.97	6.17	5.88

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of September 30, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/13:	$11.05 Per Share
Net Asset Value 3/31/13:	$11.30 Per Share
Total Net Assets:	$940.2 Million
30-day SEC Yield [3]:	1.49%
12-month Distribution Rate [3]:	0.99%
Effective Duration [4]:	1.4 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	8.2%
1-5 Years	86.9%
5-10 Years	4.9%
10-20 Years	0.0%
20+ Years	0.0%

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 19.7 years as of September 30, 2013.

SEPTEMBER 30, 2013	5

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 42.5%
Federal Home Loan Mortgage Corporation - 8.9%
880,180	4.00	7/1/25		931,769
550,525	5.82	10/1/37		600,020
142,986	6.38	12/1/26-12/1/27		159,984
16,918,535	6.50	11/1/27-9/1/39		18,799,465
641,629	6.88	2/17/31		734,506
40,071,465	7.00	8/1/27-1/1/39		44,352,873
85,754	7.38	12/17/24		96,174
5,181,734	7.50	1/1/31-10/1/38		5,919,615
137,440	7.95	10/1/25-11/1/25		153,519
1,049,539	8.00	5/1/31-1/1/37		1,216,794
21,687	8.25	12/1/17		22,358
2,849,308	8.50	5/1/16-8/1/36		3,381,946
3,672,224	9.00	11/1/15-11/1/36		4,272,469
49,851	9.25	2/1/18-3/1/19		50,967
363,611	9.50	4/1/18-12/17/21		421,308
15,900	9.75	12/1/16-12/1/17		16,342
1,464,636	10.00	9/1/20-7/1/30		1,685,705
78,843	10.50	6/1/19		90,002
97,306	11.00	8/25/20		103,819

				83,009,635

Federal National Mortgage Association - 21.9%
5,285	4.24	3/1/19	[1]	5,358
1,513,643	5.50	12/1/32		1,654,350
3,385,114	5.61	11/1/22		3,786,047
67,131	5.76	3/1/33		73,956
2,871,630	5.81	12/1/19		3,334,701
1,188,440	5.92	1/1/35		1,295,328
3,701,817	5.94	7/1/27		4,145,787
5,160,187	5.96	11/1/27-6/1/28		5,565,222
5,485,686	6.00	9/1/28-10/1/39		6,017,170
482,290	6.15	6/1/33	[1]	524,695
141,960	6.20	11/1/27		159,574
109,886	6.35	10/1/30		124,382
3,457,485	6.48	10/15/28		3,940,206
43,748,855	6.50	1/1/22-6/1/40		48,728,349
138,258	6.91	11/1/26-8/1/27		154,234
3,199,694	6.94	7/1/29		3,694,717
153,018	6.95	8/1/21	[1]	160,144
70,777,459	7.00	6/1/17-5/1/39		81,370,866
2,763,484	7.19	2/1/31		3,296,516
14,661,362	7.50	6/1/22-2/1/38		16,788,707
81,009	7.62	12/1/16		80,910
240,382	7.95	9/15/20		273,636
4,058,822	8.00	4/1/16-3/1/38		4,763,926
341,158	8.11	11/15/31		414,033
142,141	8.33	7/15/20		162,371
123,082	8.37	7/20/30		132,103
809,244	8.46	3/15/32		992,051
156,422	8.48	7/20/28-9/15/30		172,567
4,238,006	8.50	2/1/16-1/1/37		5,014,301

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

4,238,643	9.00	10/1/19-2/1/38	5,056,893
56,539	9.25	10/1/16-2/1/17	59,577
83,568	9.32	5/15/28	88,513
2,225,867	9.50	5/1/19-8/1/31	2,530,953
270,133	9.74	7/15/20-8/20/25	308,961
90,803	9.75	10/1/21-4/1/25	103,151
499,751	10.00	2/1/15-6/1/30	586,913
33,125	10.18	7/1/20	34,016
104,300	10.50	6/1/28	122,692
25,717	10.51	8/15/20	25,855

			205,743,731

Government National Mortgage Association - 10.8%
23,106,200	4.00	12/15/24-12/20/31	24,952,264
2,675,993	4.25	10/20/31-3/20/37	2,865,598
6,621,269	4.50	6/15/40	7,208,188
4,267,520	4.75	9/20/31	4,604,030
188,800	5.50	9/15/25	207,069
1,543,310	5.75	10/20/31	1,697,544
173,315	5.76	3/20/33-5/20/33	192,227
2,055,844	5.95	3/15/37	2,189,496
2,463,827	6.00	9/15/18-11/20/34	2,723,188
504,926	6.20	3/15/32	564,655
2,701,813	6.25	12/15/23-4/15/29	3,046,152
1,386,487	6.35	4/20/30-11/20/31	1,540,976
434,415	6.38	8/15/26-4/15/28	480,856
189,854	6.49	11/20/31-6/20/32	209,939
28,054,336	6.50	11/15/23-7/20/42	31,554,522
104,587	6.57	9/20/32-3/20/33	107,653
76,133	6.58	2/20/28	87,728
674,392	6.75	9/15/15-6/15/29	726,386
592,726	6.91	7/20/26-2/20/27	664,265
8,520,832	7.00	5/15/24-1/20/39	9,821,643
144,325	7.02	4/20/26	156,074
141,406	7.05	9/20/26-4/20/27	146,169
455,417	7.10	5/20/25	511,868
259,758	7.15	3/20/27-4/20/27	303,673
141,191	7.25	5/15/29-6/15/29	155,963
42,479	7.27	7/20/22	43,566
661,872	7.50	8/20/29-3/15/39	757,870
31,353	7.63	12/15/29	31,825
49,143	7.65	7/20/22	55,010
231,257	7.75	6/15/20-11/15/20	252,227
498,226	7.95	2/15/20-3/20/27	531,505
300,753	7.99	4/20/21-6/20/22	329,692
1,560,815	8.00	10/15/14-8/20/33	1,827,018
171,518	8.10	5/20/19-1/20/20	177,428
154,373	8.25	4/15/19-2/15/20	170,722
100,062	8.40	2/15/19-2/15/20	101,674
187,684	8.50	9/15/16-12/20/26	214,745
23,478	8.60	6/15/18	23,588
15,424	8.63	10/15/18	16,945

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

73,576	9.00	12/15/20		81,039
79,697	9.50	11/20/16-9/20/18		87,970
137,627	10.00	2/15/19-6/15/21		153,743
188,643	10.50	2/15/20-8/15/21		213,040

				101,787,733

Small Business Administration - 0.9%
7,868,735	5.33	8/25/36-9/25/36		8,705,051

Total Mortgage Pass-Through Securities
(cost: $398,464,199)				399,246,150

Collateralized Mortgage Obligations - 45.5%
Federal Home Loan Mortgage Corporation - 12.7%
43,666	4.86	3/25/44	[1]	44,062
2,898,555	6.00	9/15/21-5/15/36		3,218,382
21,701,484	6.50	9/15/23-10/25/43		25,325,268
1,091,568	6.50	9/25/43	[1]	1,259,937
93,022	6.70	9/15/23		107,570
205,307	6.95	3/15/28		236,734
55,493,655	7.00	12/15/20-7/25/43		61,714,631
16,596,446	7.50	10/15/21-9/25/43		19,724,023
3,686,377	8.00	3/15/21-1/15/30		4,292,395
54,134	8.25	6/15/22		62,009
308,378	8.30	11/15/20		350,751
627,030	8.50	10/15/22-3/15/32		736,421
312,500	9.00	12/15/19		347,813
7,672	9.15	10/15/20		8,421
1,641,993	9.50	2/15/20-2/25/42		1,943,800

				119,372,217

Federal National Mortgage Association - 25.3%
13,017,100	4.50	6/25/21		13,836,409
2,979,443	6.43	9/25/37	[1]	3,423,630
30,258,911	6.50	8/20/28-11/25/42		33,439,363
1,187,701	6.53	6/25/42	[1]	1,338,865
187,838	6.63	3/25/29	[1]	212,880
4,731,345	6.73	2/25/42	[1]	5,608,991
18,901,838	6.75	6/25/32-4/25/37		21,198,249
4,624,184	6.77	10/25/42	[1]	5,401,584
663,995	6.80	12/25/42	[1]	763,212
25,186	6.85	12/18/27		28,832
39,786,960	7.00	1/25/21-3/25/45		46,261,078
2,729,156	7.04	8/25/37	[1]	3,117,526
55,044,367	7.50	8/20/27-1/25/48		64,198,125
1,299,810	7.50	6/19/30	[1]	1,537,649
1,559,183	8.00	7/25/22-7/25/44		1,813,067
1,062,378	8.37	11/25/37	[1]	1,267,928
996,668	8.48	11/25/37	[1]	1,145,062
11,442,417	8.50	1/25/21-10/25/30		13,609,059
11,605	8.70	12/25/19		13,183
18,290	8.75	9/25/20		19,931
79,242	8.95	10/25/20		90,089

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

2,427,468	9.00	7/25/19-10/25/30		2,897,825
65,132	9.04	10/25/42	[1]	76,386
29,944	9.05	12/25/18		32,771
41,717	9.25	1/25/20		47,324
908,527	9.39	6/25/32	[1]	1,044,092
3,238,040	9.50	12/25/18-12/25/41		4,019,321
105,076	9.60	3/25/20		120,670
5,019,682	9.79	7/25/37	[1]	5,622,195
2,802,935	10.21	9/25/42	[1]	3,567,657
1,392,747	11.38	6/25/44	[1]	1,696,758
169,251	12.34	3/25/39	[1]	195,394

				237,645,105

Government National Mortgage Association - 4.2%
14,264,808	4.79	1/20/42	[1]	15,803,552
4,462,077	5.52	7/20/40	[1]	4,909,762
600,392	6.50	9/20/28		686,767
971,480	6.95	3/16/41	[1]	1,034,301
15,296,544	7.00	9/16/23-2/16/40		16,938,546
158,676	7.50	5/16/27		184,408
44,833	8.50	2/20/32		55,934

				39,613,270

Vendee Mortgage Trust - 3.3%
8,301,422	3.75	12/15/33		8,698,611
355,900	6.00	2/15/30		365,887
5,915,973	6.50	8/15/31		6,858,441
2,613,098	7.00	3/15/28		3,015,436
325,846	7.00	7/15/30	[1]	372,213
1,611,996	7.25	9/15/22-9/15/25		1,823,673
2,766,853	7.75	5/15/22-9/15/24		3,195,961
4,923,578	7.91	3/15/25	[1]	5,735,043
469,804	8.00	2/15/25		563,290
192,058	8.29	12/15/26		220,956

				30,849,511

Total Collateralized Mortgage Obligations
(cost: $424,630,161)				427,480,103

Asset-Backed Securities - 5.1%
Federal Home Loan Mortgage Corporation - 0.7%
11,004	6.09	9/25/29	[1]	11,017
250,000	6.28	10/27/31	[14]	279,807
231,924	7.00	11/25/30	[14]	234,021
3,379,129	7.15	9/25/28	[14]	3,625,321
2,509,745	7.16	7/25/29		2,750,969

				6,901,135

Federal National Mortgage Association - 0.3%
59,482	0.52	11/25/32	[1]	54,159
475,311	4.70	10/25/33	[14]	462,485
422,275	5.41	9/26/33	[14]	432,699
153,973	5.70	2/25/33	[14]	155,450
207,974	6.47	10/25/31	[14]	220,275

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	7

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit U.S. Government Securities Fund (Continued)

Principal Amount($)/ Contracts	Coupon Rate (%)	Maturity Date		Fair Value ($)

1,174,588	6.59	10/25/31	[14]	1,309,296
394,934	6.63	5/25/32	[1]	398,672
93,587	6.83	7/25/31	[14]	97,693
43,616	7.80	6/25/26	[1]	43,124

				3,173,853

Small Business Administration - 4.1%
3,550,933	5.49	5/1/28		3,910,738
3,583,082	5.57	10/1/27		3,973,319
12,898,536	5.87	7/1/28		14,524,392
509,688	6.02	8/1/28		578,188
2,855,659	6.77	11/1/28		3,262,667
3,583,920	7.13	10/1/20		3,948,948
4,133,894	7.33	8/1/20		4,592,598
3,246,644	8.03	5/1/20		3,633,804

				38,424,654

Total Asset-Backed Securities (cost: $49,230,527)				48,499,642

Put Options Purchased [10] - 0.0%
1,600	U.S. Treasury 5 Year Future Put Options: $118.00 strike October 2013 expiration			37,501
500	U.S. Treasury 5 Year Future Put Options: $119.75 Strike October 2013 expiration			58,594

Total Put Options Purchased (cost: $854,671)				96,095

Total Investments in Securities - 93.1% (cost: $873,179,558)				875,321,990

Contracts		Fair Value ($)

Call Options Written [10] - (1.3%)
(800)	U.S. Treasury 2 Year Future
	Call Options: $109.63 strike
	October 2013 expiration	(825,000)
(650)	U.S. Treasury 2 Year Future
	Call Options: $109.75 strike
	November 2013 expiration	(528,125)
(1,600)	U.S. Treasury 5 Year Future
	Call Options: $117.50 strike
	November 2013 expiration	(5,787,501)
(2,000)	U.S. Treasury 5 Year Future
	Call Options: $118.75 strike
	October 2013 expiration	(4,687,500)
(155)	U.S. Treasury 5 Year Future
	Call Options: $119.00 strike
	November 2013 expiration	(343,906)

Total Call Options Written (premiums received: $5,163,656)		(12,172,032)

Other Assets and Liabilities, net - 8.2%		77,097,475

Total Net Assets - 100.0%		$940,247,433

[1]	Variable rate security. Rate disclosed is as of September 30, 2013.
[10]	The amount of $18,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of September 30, 2013.
[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of September 30, 2013.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

For a detailed list of security holdings, refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of September 30, 2013 is as follows (See Note 2 -significant accounting policies in the notes to the financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	399,246,150	—	399,246,150
Collateralized Mortgage Obligations	—	427,480,103	—	427,480,103
Asset-Backed Securities	—	48,499,642	—	48,499,642
Put Options Purchased	96,095	—	—	96,095
	96,095	875,225,895	—	875,321,990
Liabilities
Call Options Written	(12,172,032)	—	—	(12,172,032)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	9

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of -0.03% during the 6-month period ended September 30, 2013, compared to the return of the Barclays 1-3 year Government/Credit Bond Index of +0.27%. The Fund’s 30-day SEC yield was 1.10%

During the 6-month period, the Fund benefitted from the income advantage primarily produced by its holdings in non-agency residential mortgage and corporate securities. Speculation surrounding the reduction in the pace of the Federal Reserve’s asset purchases drove interest rates higher and reduced demand for mortgage-backed securities. These factors caused the Fund’s holdings of mortgage pass-through securities to underperform during the period. Although U.S. Treasuries provided positive returns on an absolute basis, the sector underperformed relative to the benchmark. Thus, the Fund’s underweight position in U.S. Treasury securities benefitted performance.

In response to guidance from the Federal Reserve regarding the timing of reducing asset purchases, we positioned the portfolio to be defensive against a rise in interest rates. Unfortunately, the surprise announcement in September to not begin a reduction in the bond buying program caused interest rates to partially reverse the upward movement and our defensive positioning led to underperformance.

Looking forward, we believe the current domestic fiscal uncertainties will cause only a temporary disruption in economic growth and that we will continue to see sub-par growth overall. The Fund is defensively positioned with a duration of only 0.3 years. The Federal Reserve’s delay in decreasing its monthly bond purchases portends that we are further away from the end of bond purchases as well as the timing of the first increase in the Fed funds rate. However, once the market senses a shift in the Fed’s sentiment of the economy, we expect another significant increase in interest rates, validating our cautious interest rate stance. We focus on a mix of

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

Treasury, agency and credit sectors that provide relatively high levels of income and stable prices. The dual goals of principal stability and income are the primary objectives the Fund.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Chris M. Rasmussen, CFA

Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2013

			Lipper
		Barclays	Short
	Sit	1-3 Year	Investment
	Quality	Government/Credit	Grade Bond
	Income Fund	Index[1]	Index[2]

Six Months	-0.03%	0.27%	n/a
Since Inception (12/31/12)	0.35	0.47	0.24%

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	43.5%
Corporate Bonds	26.0%
Asset Backed (Non-Agency)	11.9%
Mortgage Pass-Through (Agency)	7.7%
Taxable Municipal	5.6%
Collateralized Mortgage Obligations (Non-Agency)	3.0%
Cash & Other Net Assets	2.3%

Based on total net assets as of September 30, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/13:	$9.96 Per Share
Net Asset Value 3/31/13:	$10.01 Per Share
Total Net Assets:	$75.4 Million
30-day SEC Yield [3]:	1.10%
Average Maturity:	6.4 Years
Effective Duration [4]:	0.3 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

SEPTEMBER 30, 2013	11

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Quality Income Fund

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)
Asset-Backed Securities - 12.3%
Agency - 0.4%
257,582	FNMA REMICS, Series 2001-W2, Class AS5 [14]	6.47	10/25/31	272,818

Non-Agency - 11.9%
209,474	Ace Securities Corp. Home Equity Loan Trust Series 2004-SD1 [1]	0.67	11/25/33	205,261
400,596	Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 [1]	0.60	6/25/35	394,284
337,746	Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class 1A5 [14]	5.66	4/28/39	338,949
85,015	Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class AF3 [1]	5.50	12/28/35	85,698
85,704	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A3 [1]	0.58	3/25/35	83,855
41,083	Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	5.01	8/25/32	41,325
310,000	Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	5.43	1/25/34	315,803
332,354	Centex Home Equity Loan Trust, Series 2004-D, Class AF4 [14]	4.68	6/25/32	345,326
180,280	Citifinancial Mortgage Securities, Inc., Series 2003-4, Class AF4 [14]	4.43	10/25/33	181,939
465,394	Citifinancial Mortgage Securities, Inc., Series 2004-1, Class AF3 [14]	3.77	4/25/34	474,832
59,839	Conseco Financial Corp., Series 1996-4, Class A6	7.40	6/15/27	61,153
126,941	Conseco Financial Corp., Series 1997-3, Class A6	7.32	3/15/28	137,126
148,845	Conseco Financial Corp., Series 1997-4, Class A7 [1]	7.36	2/15/29	157,360
219,692	Conseco Financial Corp., Series 1997-6, Class A7	7.14	1/15/29	232,418
368,558	Conseco Financial Corp., Series 1998-1, Class A6 [1]	6.33	11/1/29	385,168
348,319	Countrywide Asset-Backed Certificates, Series 2002-S2, Class A5 [14]	5.98	1/25/17	349,891
161,317	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	5.12	2/25/35	164,821
36,915	Deutsche Financial Capital Securitization LLC, Series 1998-I, Class A4	6.38	4/15/28	37,642
155,715	Deutsche Financial Capital Securitization, LLC, Series 1998-I, Class A3	6.10	4/15/28	158,416
500,000	HSBC Home Equity Loan Trust USA, Series 2007-2, Class A4 [1]	0.48	7/20/36	464,968
348,351	Irwin Whole Loan Home Equity Trust, Series 2003-D, Class M1 [1]	1.27	11/25/28	346,695
202,656	Irwin Whole Loan Home Equity Trust, Series 2005-C, Class 1M1 [1]	0.75	4/25/30	200,785
802,071	Irwin Whole Loan Home Equity Trust, Series 2005-C, Class 1M2 [14]	5.75	4/25/30	837,177
119,155	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class A3 [1]	0.42	12/25/35	118,822
405,954	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 [1]	0.63	8/25/35	397,767
91,556	New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	5.15	11/25/33	94,239
102,120	Origen Manufactured Housing Contract Trust, Series 2002-A, Class A3 [1]	6.17	5/15/32	103,039
65,073	Park Place Securities, Inc., Series 2005-WCW1, Class A3D [1]	0.52	9/25/35	64,725
300,000	Popular ABS Mortgage Pass-Through Trust Series 2005-1, Class AF5 [14]	5.23	5/25/35	304,327
154,304	Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class AF4 [1]	4.63	9/25/34	156,778
334,159	Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF4 [1]	4.66	12/25/34	339,927
59,566	Quest Trust, Series 2005-X1, Class M1 1, [4]	0.68	3/25/35	59,401
124,755	Residential Asset Mortgage Products Trust, Series 2003-RZ5, Class A7 [14]	4.97	9/25/33	129,414
17,827	Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 [14]	3.90	3/25/33	17,766
146,668	Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A16	4.55	12/25/34	148,883
456,838	Residential Asset Securities Corp., Series 2004-KS2, Class AI4 [1]	4.18	12/25/31	464,736
55,158	Residential Funding Mortgage Securities II Home Loan Trust, Series 1999-HI1, Class A6 [14]	7.58	9/25/29	56,086
67,439	Residential Funding Mortgage Securities II Home Loan Trust, Series 1999-HI8, Class AI7 [14]	8.47	11/25/29	69,434
87,054	Saxon Asset Securities Trust, Series 2003-1, Class AF7 [14]	4.03	6/25/33	88,297
95,423	Structured Asset Investment Loan Trust, Series 2005-4, Class M1 [1]	0.78	5/25/35	94,979
191,421	Vanderbilt Mortgage Finance, Series 2002-B, Class A4	5.84	2/7/26	195,509
89,086	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class AI6 [1]	5.00	10/25/34	90,630

				8,995,651

Total Asset-Backed Securities (cost: $9,267,396)				9,268,469

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)
Collateralized Mortgage Obligations - 9.0%
Agency - 6.0%
349,720	FHLMC REMICS, Series 2631, Class LC	4.50	6/15/18	368,381
115,757	FHLMC REMICS, Series 3634, Class EA	4.00	11/15/23	119,054
208,975	FHLMC REMICS, Series 3711, Class AG	3.00	8/15/23	213,245
187,504	FNMA REMICS, Series 2001-53, Class GB	5.00	9/25/16	192,809
242,053	FNMA REMICS, Series 2002-94, Class HQ	4.50	1/25/18	254,194
290,945	FNMA REMICS, Series 2003-52, Class NA	4.00	6/25/23	309,913
306,868	FNMA REMICS, Series 2004-101, Class BH	5.00	1/25/20	325,365
316,959	FNMA REMICS, Series 2005-24, Class A	4.50	7/25/32	324,781
60,961	FNMA REMICS, Series 2007-100, Class ND	5.75	10/25/35	63,220
71,646	FNMA REMICS, Series 2007-79, Class PD	5.00	1/25/34	72,278
328,903	FNMA REMICS, Series 2009-70, Class A1	4.00	8/25/19	343,503
229,133	FNMA REMICS, Series 2009-76, Class MA	4.00	9/25/24	238,451
362,122	FNMA REMICS, Series 2009-88, Class DA	4.50	10/25/20	382,479
130,536	FNMA REMICS, Series 2012-19, Class GH	3.00	11/25/30	136,128
359,864	GNMA, Series 2007-48, Class FM [1]	0.43	4/20/37	359,931
273,639	GNMA, Series 2009-10, Class PA	4.50	12/20/38	291,213
111,326	GNMA, Series 2010-108, Class BH	2.25	12/20/36	113,207
331,947	Vendee Mortgage Trust, Series 1993-1, Class ZB	7.25	2/15/23	387,852

				4,496,004

Non-Agency - 3.0%
69,966	Alternative Loan Trust, Series 2003-20CB, Class 1A2	5.50	10/25/33	71,753
138,675	American Home Mortgage Investment Trust, Series 2004-3, Class 6A4 [14]	5.01	10/25/34	142,823
79,273	Banc of America Mortgage Trust, Series 2004-3, Class 1A26	5.50	4/25/34	80,596
562,387	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 1A27	5.50	8/25/34	564,936
117,152	Master Asset Securitization Trust, Series 2003-4, Class CA1	8.00	5/25/18	123,365
102,855	MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	6.25	6/25/33	107,417
102,207	RAAC Trust, Series 2004-SP3, Class AI5 [1]	4.89	12/25/32	103,375
182,152	Residential Asset Securitization Trust, Series 2003-A14, Class A1	4.75	2/25/19	186,742
90,279	Residential Funding Mortgage Securities I Trust, Series 2003-S13, Class A3	5.50	6/25/33	90,515
372,336	Sequoia Mortgage Trust, Series 2012-1, Class 2A1 [1]	3.47	1/25/42	372,333
97,092	Structured Asset Sec Corp. Mortgage Pass Through Certificates, Series 2003-16, Class A2	4.75	6/25/33	97,730
196,394	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	5.50	8/25/19	203,861
130,494	Wells Fargo Mortgage Backed Securities Trust, Series 2004-C, Class A1 [1]	4.97	4/25/34	132,576

				2,278,022

Total Collateralized Mortgage Obligations (cost: $6,774,705)				6,774,026

Corporate Bonds - 26.0%
90,000	Alterra USA Holdings, Ltd. [4]	7.20	4/14/17	92,986
100,000	Apple, Inc. [1]	0.52	5/3/18	99,595
500,000	Bank of Montreal [1]	0.79	7/15/16	501,934
500,000	Bank of Nova Scotia [1]	0.79	7/15/16	501,796
600,000	Bank of Oklahoma [1]	0.95	5/15/17	586,500
50,000	Chittenden Corp. [1]	0.95	2/14/17	48,993
400,000	Citigroup, Inc. [14]	4.00	10/26/22	408,485
300,000	Comerica Bank	8.38	7/15/24	316,905
400,000	Commonwealth Edison Co.	1.95	9/1/16	409,090
642,249	Continental Airlines 2009-1 Pass Through Trust	9.00	7/8/16	733,770
300,000	Copano Energy LLC	7.13	4/1/21	343,499

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	13

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Quality Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

800,000	Duke Energy Corp. [1]	0.95	6/15/20	789,233
500,000	Duke Energy Indiana, Inc. [1]	0.62	7/11/16	501,102
100,000	Entergy Arkansas, Inc.	5.90	6/1/33	100,322
250,000	Fidelity National Information Services, Inc.	7.88	7/15/20	276,269
650,000	Fifth Third Bancorp [1]	0.67	12/20/16	638,428
500,000	General Electric Capital Corp. [1]	0.92	7/12/16	501,786
357,105	Great River Energy [4]	5.83	7/1/17	381,866
300,000	Home Depot, Inc.	5.40	3/1/16	332,782
1,500,000	HSBC USA Capital Trust III	7.75	11/15/26	1,524,600
600,000	Macy’s Retail Holdings, Inc.	8.13	8/15/35	664,358
880,000	Manufacturers & Traders Trust Co. [1]	5.59	12/28/20	888,592
974,342	Northwest Airlines 1999-2 Class A Pass Through Trust	7.58	3/1/19	1,096,135
1,000,000	Pacific Life Global Funding 1, [4]	3.93	2/6/16	1,037,050
25,000	PartnerRe Finance A LLC	6.88	6/1/18	29,166
500,000	Principal Life Income Funding Trusts [1]	3.63	4/1/16	525,290
465,000	Prudential Financial, Inc. [1]	4.50	8/10/18	486,483
50,000	Prudential Financial, Inc.	4.75	9/17/15	53,648
500,000	Royal Bank of Canada [1]	0.71	9/9/16	501,755
850,000	Security Benefit Life Insurance Co. [4]	8.75	5/15/16	962,029
400,000	Toronto-Dominion Bank	1.50	9/9/16	405,141
519,055	Union Pacific Railroad Co. 1999 Pass Through Trust	7.60	1/2/20	610,910
164,350	United Airlines 2009-1 Pass Through Trust	10.40	11/1/16	184,171
655,364	United Airlines 2009-2A Pass Through Trust	9.75	1/15/17	745,476
700,000	Wachovia Bank NA [1]	0.58	3/15/16	695,979
600,000	Whitney National Bank	5.88	4/1/17	632,953
300,000	Zions Bancorporation	2.75	5/16/16	301,913
750,000	Zions Bancorporation	3.05	2/15/17	751,556

Total Corporate Bonds (cost: $19,644,042)				19,662,546

Mortgage Pass-Through Securities - 7.7%
Federal Home Loan Mortgage Corporation - 4.6%
124,083	Freddie Mac	3.50	7/1/26	130,773
205,755	Freddie Mac	4.50	1/1/18	217,509
210,358	Freddie Mac	4.50	12/1/18	222,304
116,747	Freddie Mac	4.50	5/1/19	123,419
245,036	Freddie Mac	4.50	6/1/19	259,100
195,464	Freddie Mac	4.50	6/1/19	206,620
244,508	Freddie Mac	4.50	1/1/21	259,031
156,391	Freddie Mac	4.50	12/1/21	165,669
214,581	Freddie Mac	4.50	10/1/23	228,944
278,188	Freddie Mac	4.50	7/1/26	294,547
186,913	Freddie Mac	5.00	3/1/18	197,919
159,718	Freddie Mac	5.00	10/1/18	169,386
65,419	Freddie Mac	5.00	10/1/25	71,355
246,400	Freddie Mac	5.50	9/1/17	259,402
254,063	Freddie Mac	5.50	4/1/19	268,378
106,011	Freddie Mac	5.50	10/1/19	111,767
128,347	Freddie Mac	5.50	10/1/21	135,578
126,596	Freddie Mac	6.00	9/1/23	138,388

				3,460,089

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)/ Contracts	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Federal National Mortgage Association - 2.1%
318,566	Fannie Mae	3.00	8/1/21	333,358
319,188	Fannie Mae	3.00	1/1/22	334,025
208,191	Fannie Mae	3.50	5/1/21	221,319
186,888	Fannie Mae	3.50	10/1/21	198,246
110,064	Fannie Mae	4.00	3/1/26	116,764
63,954	Fannie Mae	4.00	10/1/31	68,467
206,579	Fannie Mae	6.00	5/1/23	225,602
69,678	Fannie Mae	6.50	2/1/19	77,082

				1,574,863

Government National Mortgage Association - 1.0%
138,812	Ginnie Mae [1]	1.63	4/20/33	144,634
95,105	Ginnie Mae [1]	1.63	10/20/34	98,844
78,973	Ginnie Mae [1]	3.50	4/20/42	82,622
293,817	Ginnie Mae	5.00	9/15/24	312,335
104,228	Ginnie Mae	5.00	12/15/25	110,797

				749,232

Total Mortgage Pass-Through Securities (cost: $5,780,781)				5,784,184

Taxable Municipal Bonds - 5.6%
1,000,000	Academica Charter Schools [4]	7.93	8/15/19	1,005,600
100,000	Brewer High School District	1.58	11/1/16	100,402
530,000	City of Cleveland OH Airport System Revenue	5.24	1/1/17	542,651
400,000	Memphis Health Educational & Housing Facility Board	4.45	2/1/18	425,116
250,000	New Jersey Economic Development Authority	7.55	12/20/36	253,380
295,000	Skagit County Public Hospital District No 1	2.00	12/1/14	292,717
1,200,000	Skyway Concession Co. LLC 1, [4]	0.56	6/30/17	1,077,000
305,000	South Bend Redevelopment District	4.65	7/15/16	316,950
200,000	Texas Department of Housing & Community Affairs	4.80	7/1/19	206,500

Total Taxable Municipal Bonds (cost: $4,237,921)				4,220,316

U.S. Treasury / Federal Agency Securities - 37.1%
Federal Farm Credit Banks - 0.3%
100,000	Federal Farm Credit Banks [1]	0.14	5/12/14	100,034
100,000	Federal Farm Credit Banks [1]	0.20	11/3/14	100,083

				200,117

Other Federal Agency Securities - 2.6%
250,000	Ally Bank [12]	0.60	6/29/15	248,762
150,000	Bank of China, Ltd. [12]	0.50	7/17/14	149,863
100,000	Bank of China, Ltd. [12]	0.60	4/17/15	99,683
250,000	Bank of India [12]	0.50	6/25/14	249,828
250,000	Beal Bank USA [12]	0.45	7/9/14	249,698
150,000	Discover Bank [12]	0.50	5/22/15	149,401
100,000	Discover Bank [12]	0.55	2/27/15	99,830
150,000	Fifth Third Bank [12]	0.40	5/22/14	149,844
250,000	Firstbank Puerto Rico [12]	0.80	9/21/15	249,126

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	15

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Quality Income Fund (Continued)

Principal Amount ($)/ Contracts	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

100,000	Goldman Sachs Bank [12]	0.70	2/6/15	99,906
100,000	Peoples Bank of The Ozarks	4.85	1/23/14	101,331
125,000	State Bank of India [12]	0.45	6/24/14	124,870

				1,972,142

U.S. Treasury Note - 34.2%
5,025,000	U.S. Treasury Note	0.13	12/31/13	5,025,980
2,250,000	U.S. Treasury Note	0.25	9/15/14	2,252,988
5,435,000	U.S. Treasury Note	0.25	3/31/15	5,437,549
1,000,000	U.S. Treasury Note	0.25	9/15/15	998,594
3,920,000	U.S. Treasury Note	0.25	12/15/15	3,908,667
8,150,000	U.S. Treasury Note	0.63	7/15/14	8,183,749

				25,807,527

Total U.S. Treasury / Federal Agency Securities (cost: $27,965,624)				27,979,786

Total Investments in Securities - 97.7% (cost: $73,670,469)				73,689,327

Call Options Written [10] - (0.1%)
(75) U.S. Treasury 2 Year Future
	Call Options: $109.75 strike
	December 2013 expiration			(60,938)

Total Call Options Written (premiums received: $11,345)				(60,938)

Other Assets and Liabilities, net - 2.4%				1,810,921

Total Net Assets - 100.0%				$75,439,310

[1]	Variable rate security. Rate disclosed is as of September 30, 2013.

[4]

144A Restricted Security. The total value of such securities as of September 30, 2013 was $4,615,932 and represented 6.1% of net assets. These securities been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[12]	Certificate of Deposit. Investments up to $250,000 are insured by the Federal Deposit Insurance Corporation.

[10]	The amount of $500,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of September 30, 2013.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of September 30, 2013.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of September 30, 2013 were as follows:

		Expiration	Notional	Unrealized
Contracts	Type	Date	Amount	(Depreciation)
195	U.S. Treasury 2 Year Futures [10]	December 2013	$42,951,797	$(124,375)

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of September 30, 2013 is as follows (See Note 2 -significant accounting policies in the notes to the financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Other Significant Observable Inputs ($)	Total ($)

Assets
Asset-Backed Securities	—	9,268,469	—	9,268,469
Collateralized Mortgage Obligations	—	6,774,026	—	6,774,026
Corporate Bonds	—	19,662,546	—	19,662,546
Mortgage Pass-Through Securities	—	5,784,184	—	5,784,184
Taxable Municipal Bonds	—	4,220,316	—	4,220,316
U.S. Treasury / Federal Agency Securities	—	27,979,786	—	27,979,786

	—	73,689,327	—	73,689,327

Liabilities
Call Options Written	(60,938)	—	—	(60,938)
Futures	(124,375)	—	—	(124,375)

	(185,313)	—	—	(185,313)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	17

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of -6.01% for the 6-month period ended September 30, 2013, compared with a total return of -0.86% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2013, the Fund’s 30-day SEC yield was 4.64% and its 12-month distribution rate was 4.14%.

Tax-exempt municipal bond yields increased markedly during the 6-month period, resulting in poor returns for the asset class. The tax-exempt yield curve steepened as long-term and intermediate-term bond yields increased markedly, while shorter-term yields had little or no increase. Credit spreads generally widened during the period, particularly for healthcare revenue bonds and high yield credits. There were several higher profile credit events during the period that negatively impacted the municipal market and credit spreads in general. These events include the attempted bankruptcy filing and later payment default by Detroit, a multi-notch downgrade for the City of Chicago due to the State of Illinois’ continued inability to resolve pension problems, and credit concerns regarding Puerto Rico government and utility credits. In addition or as a result, mutual fund flows were negative for much of the period before at least temporarily stabilizing in late September. Combined, these factors made the weakness in the tax-exempt market very broad-based.

The Fund’s underperformance during this period was due to duration and industry positioning. The Fund suffered from its longer duration versus the benchmark. The shortest portions of the portfolio outperformed the benchmark return; however, the nearly 85 percent of the portfolio invested in bonds with durations of 5-years or longer underperformed the benchmark return. Most of the industry sectors in the portfolio underperformed the benchmark return during the period. The only industry to outperform the benchmark in absolute terms during the period was public facilities revenue bonds. In addition, both lease rental and other revenue bonds outperformed the comparable industries within the benchmark in relative terms. Alternatively, the largest four industries in the portfolio – single family mortgage revenue, multi-family mortgage revenue, other revenue, and education/student loan revenue – had returns that ranged from -2.9% to -8.6% during the period. The Funds’ average credit quality was stable at A- during the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund maintains its duration longer than its benchmark, with significant weightings in intermediate and longer-term bonds. However, the Fund may modestly shorten its duration over the next six months to a year. The Fund continues to possess a substantial income advantage over the benchmark. Furthermore, tax-exempt municipals remain cheap when compared to comparable maturity U.S. Treasury bonds. Given the steep tax-exempt yield curve and modestly widened credit spreads, we believe the Fund is attractively positioned for the current environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2013

	Sit		Lipper
	Tax-Free	Barclays	General
	Income	5-Year Muni	Muni. Bond
	Fund	Bond Index[1]	Fund Index[2]

Six Months	-6.01%	-0.86%	n/a
One Year	-4.25%	-0.24%	-3.12%
Five Years	5.03	4.90	6.03
Ten Years	3.22	3.85	4.04
Since Inception (9/29/88)	5.10	5.49	5.72

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	20.5%
Multifamily Mortgage	15.8%
Other Revenue	14.1%
Education/Student Loan	11.1%
General Obligation	6.6%
Closed-End Mutual Funds	6.3%
Hospital/Health Care	6.1%
Insured	5.9%
Sectors less than 5%	10.2%
Cash & Other Net Assets	3.4%

Based on total net assets as of September 30, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/13:	$8.80 Per Share
Net Asset Value 3/31/13:	$9.57 Per Share
Total Net Assets:	$146.8 Million
30-day SEC Yield [3]:	4.64%
Tax Equivalent Yield [4]:	8.20%
12-month Distribution Rate [3]:	4.14%
Average Maturity:	17.8 Years
Effective Duration [5]:	7.3 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed tax rate of 43.4%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.6
A	0.2
BBB	3.2
BB	9.0
<BB	5.6

Total	19.6%

SEPTEMBER 30, 2013	19

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 90.3%

Alabama - 0.5%
785,000	Pell City Special Care Facs. Finance Rev.	5.00	12/1/39	748,607

Alaska - 1.0%
415,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	378,185
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	477,010
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,10]	5.50	N/A	120,450
500,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	530,830

				1,506,475

Arizona - 2.1%
941,313	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	929,443
250,000	Festival Ranch Community Facs. District G.O.	6.25	7/15/24	262,275
175,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	167,256
5,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	5,006
270,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	274,960
500,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	518,045
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	385,792
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	530,295

				3,073,072

Arkansas - 0.3%
460,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	457,953

California - 11.6%
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	485,100
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	280,382
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	495,802
240,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	234,646
110,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.50	8/1/38	111,678
500,000	CA Infrastructure & Economic Dev. Bank Rev.	6.00	2/1/30	522,790
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	457,065
250,000	CA Statewide Communities Dev Auth. Rev. (Lancer Plaza Proj.)	5.13	11/1/23	234,150
500,000	CA Statewide Communities Dev Auth. Rev. (Provident Group - Pomona Property)	5.60	1/15/36	428,525
200,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	202,002
400,000	CA Statewide Communities Dev. Auth. Rev. C.O.P. (Internext Group)	5.38	4/1/30	400,116
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	287,136
500,000	Clovis Unified School District G.O. [6]	6.12	8/1/30	191,175
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	645,770
250,000	Eden Township Hospital District C.O.P.	6.00	6/1/25	263,745
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	343,940
1,000,000	Glendale Unified School District G.O. Capital Appreciation [6]	6.22	9/1/27	480,040
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	336,895
1,045,000	Hayward Unified School District G.O. Capital Appreciation (AGM Insured) [6]	5.48	8/1/33	340,743
1,250,000	Healdsburg Unified School District G.O. [6]	4.60	8/1/37	671,712
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	6.75	8/1/40	239,828
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	5.95	8/1/34	599,786
500,000	Los Alamitos Unified School District G.O. [6]	2.87	8/1/40	247,095
250,000	Marina Coast Water District Rev.	5.00	6/1/20	273,782
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	258,968
250,000	Northern Inyo Co. Local Hospital District Rev.	5.00	12/1/29	235,940
1,000,000	Oak Grove School District G.O. [6]	6.96	6/1/41	164,670
2,100,000	Pittsburg CA Unified School District Rev. Capital Appreciation (AGM GO of District Insured) [6]	7.12	9/1/29	824,145
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	461,280

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	555,450
750,000	Reef-Sunset Unified School District [6]	4.85	8/1/38	443,775
350,000	Ripon Unified School District G.O. [6]	4.50	8/1/30	259,752
1,000,000	Robla School District G.O. (AGM Insured) [6]	6.51	8/1/36	270,390
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.75	6/1/39	371,120
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	423,330
170,000	San Bernardino Joint Powers Financing Auth. Rev. (City Hall Proj.) (NATL-RE Insured)	5.60	1/1/15	165,485
400,000	San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	5.00	6/1/39	409,212
250,000	South Bayside Waste Management Auth. Rev. (Shoreway Environmental)	6.25	9/1/29	272,775
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	398,083
515,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.50	12/1/37	492,670
500,000	Sutter Butte Flood Agency	4.00	10/1/38	428,350
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	7.30	8/1/41	291,042
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.00	8/1/28	373,290
1,000,000	Upland Unified School District G.O. Capital Appreciation [6]	2.16	8/1/41	766,680
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	317,085

				16,957,395

Colorado - 1.8%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	245,615
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	506,195
575,000	CO Hsg. Finance Auth. Multifamily Rev.	3.90	10/1/42	462,513
345,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	357,489
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	631,344
456,305	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	438,888

				2,642,044

Connecticut - 2.5%
1,000,000	CT Hsg. Finance Auth. Rev.	4.00	11/15/34	896,930
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	214,297
500,000	CT Hsg. Finance Auth. Rev.	3.40	11/15/42	379,210
1,000,000	CT Hsg. Finance Auth. Rev.	3.65	11/15/47	786,370
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	3.75	11/15/35	435,700
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	501,820
425,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.90	11/15/36	429,828
37,850	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	37,856

				3,682,011

Delaware - 0.1%
310,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	217,592

Florida - 7.8%
385,000	Alachua County Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	429,063
500,000	Alachua County Health Facs. Auth. Rev. (Terraces Bonita Springs District)	7.13	11/15/16	503,350
400,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter Academy, Inc.)	5.00	9/1/33	351,316
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	460,460
410,000	Boynton Beach Rev. (Charter Schools Boynton Beach, Inc.)	6.25	6/1/27	369,504
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5,10]	4.75	N/A	190,843
1,000,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	5.88	6/1/38	569,680
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	445,781
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5,10]	5.75	N/A	51,943
245,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	246,828
285,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	304,591

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	21

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

5,000	Forest Creek Community Dev. District Capital Improvement Special Assessment Rev. 2, [5]	7.00	11/1/13	4,991
135,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	1
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	68,416
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,10]	5.00	N/A	165,000
250,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Country Club East Proj.)	6.70	5/1/33	249,170
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Lakewood Center)	7.40	5/1/30	566,190
250,000	Lee Co. Tourist Development Tax Rev.	4.00	10/1/38	217,120
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	248,230
250,000	Magnolia Creek Community Dev. District Rev. 2, [5]	5.60	5/1/14	86,032
500,000	Miami-Dade Co. Rev. (AGM Insured)	5.00	10/1/35	506,875
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,10]	5.00	N/A	2
130,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/15	125,420
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.85	5/1/18	130,031
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	5.75	5/1/38	148,645
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.75	5/1/38	106,755
350,000	North Sumter Co. Utility Dependent District Rev.	5.00	10/1/32	335,500
270,000	Palma Sola Trace Community Dev. District Cap. Special Assessment Rev.	4.00	5/1/29	238,054
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	766,448
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	523,720
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	240,428
1,000,000	St. Petersburg Public Utility Rev.	4.00	10/1/42	869,800
615,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	615,258
295,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	144,756
105,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	1
95,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	90,886
5,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	4,903
40,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/39	29,401
85,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	50,925
45,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	19,956
500,000	Viera East Community Dev. District Special Assessment Rev. Ref.	5.00	5/1/26	466,430
10,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	8,998
650,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.60	5/1/39	296,550
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. 2, [5,10]	5.25	N/A	176,584

				11,424,835

Georgia - 2.4%
1,240,000	East Point Tax Allocation	8.00	2/1/26	1,241,314
1,280,000	GA Housing & Finance Authority Rev.	3.80	12/1/37	1,048,717
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	869,440
300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	317,625

				3,477,096

Idaho - 0.7%
570,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	534,364
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	467,485

				1,001,849

Illinois - 5.9%
500,000	Bellwood G.O.	5.88	12/1/27	444,550
500,000	Bureau Co. Township High School Dist. No. 502 G.O.	6.25	12/1/33	538,890
375,000	Chicago Board of Education G.O.	5.50	12/1/39	361,380
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	406,060
265,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	265,339

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

300,000	IL Fin. Auth. Rev. (Lutheran Home & Services)	5.50	5/15/27	294,624
750,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	688,485
95,000	IL Fin. Auth. Rev. (TEMPS-50-The Admiral at the Lake Proj.)	6.00	5/15/17	95,028
375,000	IL Fin. Auth. Rev. (UNO Charter School Network)	6.88	10/1/31	409,222
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	483,840
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.13	10/1/27	29,709
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.25	10/1/37	29,709
250,000	IL G.O.	5.50	7/1/33	253,558
380,000	IL Housing Dev. Auth. (AMBAC GO of Authority Insured)	4.50	7/1/47	344,641
500,000	IL Sports Facs. Auth. (AMBAC Insured)	5.00	6/15/32	500,065
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	280,015
80,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	56,931
1,000,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	5.25	1/1/36	441,560
550,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) (ACA Insured)	5.50	1/1/25	419,353
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	258,350
1,921,000	Malta Tax Allocation Rev. 2, [5]	5.75	12/30/25	913,704
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	162,798
395,000	Southwestern IL Dev. Auth. Rev. (Village of Sauget Proj.)	5.63	11/1/26	309,644
575,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	458,131
250,000	West Chicago Park District G.O (AGM Insured)	5.25	12/1/29	267,368

				8,712,954

Indiana - 3.5%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	684,586
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	317,679
400,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	407,824
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	252,870
300,000	IN Finance Auth. Rev. (BHI Senior Living)	5.50	11/15/26	313,230
400,000	IN Finance Auth. Rev. (BHI Senior Living)	6.00	11/15/41	389,380
500,000	IN Finance Auth. Rev. (Community Foundation of Northwest Indiana)	5.00	3/1/41	475,650
350,000	IN Finance Auth. Rev. (Educational Facility Indianapolis)	4.00	2/1/31	320,747
300,000	IN Health & Educational Fac. Fin. Auth. Rev. (Clarian Health Obligation)	5.00	2/15/39	300,249
350,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital Proj.)	5.25	2/15/30	351,138
1,000,000	Mt. Vernon School Building Corp. Rev. (State Aid Withholding)	5.00	1/15/37	1,027,940
250,000	St. Joseph Co. Health Facs. Rev. (Holy Cross Village) [1]	6.25	5/15/39	250,098
340,555	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	36,770

				5,128,161

Iowa - 0.7%
250,000	IA Fin. Auth. Midwestern District Rev. (Iowa Fertilizer Co. Proj.)	5.00	12/1/19	242,880
500,000	IA Fin. Auth. Midwestern District Rev. (Iowa Fertilizer Co. Proj.)	5.50	12/1/22	481,835
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	254,380

				979,095

Kansas - 0.7%
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	6.25	5/15/34	497,945
500,000	Wyandotte Co./Kansas City Board of Public Utility Rev. (Office Building Complex) (NATL-RE Insured)	5.00	5/1/21	501,780

				999,725

Kentucky - 0.3%
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	462,170

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	23

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Louisiana - 2.4%
126,576	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev.	5.00	11/1/40	127,414
620,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev.	5.00	6/1/38	648,235
170,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	6.00	12/1/28	179,173
950,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	5.70	12/1/38	1,009,916
380,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Securities Program)	4.60	6/1/29	389,857
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	266,278
725,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.88	2/15/36	622,296
250,000	LA Tobacco Settlement Financing Corp. Rev.	5.50	5/15/30	255,475
70,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev.	5.35	1/1/41	73,102

				3,571,746

Maine - 0.8%
500,000	ME Health & Higher Educational Facs. Auth. Rev. (ME General Medical Center)	7.50	7/1/32	560,695
500,000	ME Hsg. Auth. Rev.	3.60	11/15/36	400,555
250,000	ME Hsg. Auth. Rev.	4.50	11/15/37	233,578

				1,194,828

Maryland - 0.7%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	244,170
900,000	Montgomery Co. Housing Opportunites Commission Rev.	4.00	7/1/38	768,402

				1,012,572

Massachusetts - 2.3%
365,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	377,111
250,000	MA Housing Finance Agy. Rev.	3.50	12/1/31	220,038
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	246,325
1,250,000	MA Housing Finance Agy. Rev.	3.45	12/1/37	981,388
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	505,445
1,250,000	MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	12/1/38	1,041,412

				3,371,719

Michigan - 2.0%
240,000	Allen Academy Rev.	5.25	6/1/17	243,497
975,000	MI Hospital Finance Auth. Rev. Ref. (Presbyterian Village)	5.25	11/15/25	896,786
250,000	MI Hsg. Dev. Auth. (GO of Authority Insured)	4.63	10/1/41	229,958
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	469,930
465,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	244,888
285,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	240,771
300,000	Oakland County Economic Development Corp. Rev. (Roman Catholic Archdiocese Proj.)	6.50	12/1/20	308,253
250,000	Saline Economic Dev. Corp. Rev. (Evangelical Homes Proj.)	5.25	6/1/32	230,145

				2,864,228

Minnesota - 1.9%
1,920,226	Intermediate School District 287 Lease Rev.	5.30	11/1/32	1,938,890
280,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	299,354
485,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	490,015

				2,728,259

Mississippi - 0.5%
500,000	D’Iberville Tax Increment Rev. (Gult Coast Promenade Proj.)	4.75	4/1/33	454,230
110,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.60	6/1/38	111,547
140,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	141,897

				707,674

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Missouri - 1.5%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	430,385
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	246,472
400,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	410,712
320,000	Kirkwood Industrial Dev. Auth. Rev. (Aberdeen Heights)	8.00	5/15/21	339,558
320,000	MO Health & Educational Facilities Auth. Rev. (Stephens College)	5.75	3/1/33	288,506
473,793	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.) 2, [5]	6.00	9/1/24	33,132
250,000	St. Louis Co. Industrial Dev. Auth. Rev. (Nazareth Living Center)	5.88	8/15/32	229,948
250,000	St. Louis Co. Industrial Dev. Auth. Rev. Ref. (Friendship Village Sunset Hills)	5.00	9/1/32	248,178

				2,226,891

Montana - 0.8%
500,000	MT Board of Housing Single Family Rev.	3.75	12/1/38	427,005
170,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.70	12/1/26	170,656
625,121	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	648,594

				1,246,255

Nebraska - 0.1%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,10]	5.13	N/A	192,491

Nevada - 1.2%
250,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	250,698
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	823,312
315,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	319,523
380,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	401,071

				1,794,604

New Hampshire - 0.9%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	886,618
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	420,324

				1,306,942

New Jersey - 1.5%
450,000	NJ Economic Dev. Auth. Rev. Ref. (United Methodist Home Obligation)	5.00	7/1/34	427,122
210,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	218,186
615,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	621,765
550,000	NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	3.60	1/1/30	473,830
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	400,800

				2,141,703

New Mexico - 1.5%
325,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	332,040
275,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	290,942
600,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	633,378
485,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	9/1/42	402,831
530,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	473,597

				2,132,788

New York - 4.1%
250,000	Albany Capital Resource Corp. Rev. (The College of Saint Rose)	5.63	7/1/31	260,245
350,000	Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	4.00	7/1/33	329,900
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	241,702
500,000	New York City Housing Development Corp. Rev.	3.80	11/1/37	406,235
750,000	New York City Municipal Water Finance Authority	5.00	6/15/38	787,612

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	25

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	NY Mortgage Agency Rev.	3.70	10/1/38	396,320
455,000	NY Mortgage Agency Rev.	4.13	10/1/40	401,733
200,000	NY Mortgage Agency Rev.	3.75	10/1/42	160,894
480,000	NY Mortgage Agency Rev.	4.75	10/1/42	463,152
200,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	201,276
590,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.75	11/1/37	489,547
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	394,172
880,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.85	11/1/44	711,462
1,000,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.10	5/1/48	815,480

				6,059,730

North Carolina - 0.2%
250,000	NC Medical Care Commission Rev. (Village of Brookwood)	5.25	1/1/32	241,578

North Dakota - 0.3%

500,000	ND Housing Finance Agency Rev.	5.00	7/1/33	499,340

Ohio - 1.7%
815,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	771,031
680,900	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	715,401
300,000	Fairfield Co. Hospital Rev. (Fairfield Medical Center Proj.)	5.13	6/15/33	298,320
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	630,988
60,000	OH Hsg. Finance Agy. Residential Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.45	9/1/33	62,060

				2,477,800

Oklahoma - 0.7%
300,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	289,905
525,000	Fort Sill Apache Tribe Economic Dev. Auth. [4]	8.50	8/25/26	563,897
250,000	Oklahoma Co. Finance Auth. Rev. (Epworth Villa Proj.)	5.13	4/1/42	230,785

				1,084,587

Oregon - 1.1%
350,000	Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	3.50	9/1/33	287,336
500,000	OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	4.00	7/1/38	431,335
350,000	Port of Morrow G.O.	4.00	6/1/32	297,199
315,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	304,744
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	290,232

				1,610,846

Pennsylvania - 3.5%
225,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	227,005
480,000	Butler Co. General Authority Rev. (School District Proj.) (AGM GO of District) [1]	0.87	10/1/34	369,504
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	264,290
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	256,435
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	0.95	5/1/37	422,868
245,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.20	8/15/42	177,471
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	566,585
500,000	PA Housing Finance Agy. Single Family Mtg. Rev.	4.85	10/1/37	483,880
40,000	PA Hsg. Finance Agy. Rev.	5.00	10/1/25	41,027
370,000	PA Hsg. Finance Agy. Rev.	3.65	10/1/37	299,741
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	501,685
185,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/39	189,978
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	445,830
1,250,000	PA Turnpike Commission Rev. Captial Appreciation [6]	3.45	12/1/38	913,038

				5,159,337

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Puerto Rico - 1.3%
500,000	Puerto Rico Electric Power Auth. Rev. [1]	0.85	7/1/25	351,120
335,000	Puerto Rico Ind. Medical & Enviromental Pollution Control Facs. Fing. Auth. Rev. (American Home Proj.)[1]	5.10	12/1/18	335,094
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	231,648
350,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.00	7/1/35	283,364
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	246,000
250,000	Puerto Rico Sales Tax Financing Corp. Rev.	5.25	8/1/40	216,198
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.11	8/1/57	291,190

				1,954,614

Rhode Island - 0.3%
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.45	4/1/35	199,580
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.90	10/1/37	207,830

				407,410

South Carolina - 0.9%
250,000	Coastal Carolina University Rev.	3.50	6/1/40	197,995
395,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	409,236
76,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	0.40	11/15/47	76
177,778	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.)	6.00	11/15/47	103,901
500,000	SC Public Service Auth. Rev. (Santee Cooper)	5.75	12/1/43	544,975

				1,256,183

South Dakota - 0.2%

350,000	Huron School District No. 2-2 G.O.	5.00	6/15/39	347,970

Tennessee - 1.2%
250,000	Johnson City Health & Educational Facs. Board Rev. (Appalachian Christian Village)	5.00	2/15/34	232,178
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	247,480
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	138,806
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	590,861
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
645,000	Tennessee Housing Dev. Agy. Rev.	3.80	7/1/43	522,018

				1,731,359

Texas - 6.4%
1,000,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,020,610
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	252,425
1,000,000	Bexar Co. Rev. (Venue Proj.)	5.00	8/15/39	1,020,780
1,553,521	Galveston Co. Municipal Utility	5.54	N/A	1,235,205
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	642,102
480,000	Harris Co. Housing Finance Corp. Rev. (FHA/VA/VEREX Mtgs.) [6]	10.34	10/15/15	381,662
240,000	Houston Hotel Occupancy Rev. Ref.	5.25	9/1/29	250,409
250,000	Matagorda Co. Navigation District No. 1 Rev. (AEP Texas Central Co.)	4.00	6/1/30	222,458
500,000	Newark Cultural Education Facs. Finance Corp. Rev. (A.W. Brown-Fellowship Leadership)	6.00	8/15/32	494,950
300,000	Red River Health Facs. Dev. Corp. Rev. (Wichita Falls Retirement Foundation)	5.50	1/1/32	277,518
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	273,260
250,000	Texas State Turnpike Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.02	8/15/37	59,772
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	5.50	1/1/17	249,610
500,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	6.00	1/1/22	488,520
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	250,362
500,000	TX Grand Parkway Transportation Corp. Rev. [6]	2.50	10/1/35	291,400
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.62	12/15/26	432,505
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.04	9/15/27	258,990

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	27

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	858,068
500,000	TX Seminole Hospital District G.O.	5.00	2/15/34	500,500

				9,461,106

Utah - 0.8%
280,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	294,182
470,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	458,908
400,000	Utah Charter School Finance Auth. Rev. (Entheos Academy)	6.50	10/15/33	408,056

				1,161,146

Virginia - 2.6%
500,000	Farms New Kent Community Dev. Auth. Special Assessment 2, [5]	5.13	3/1/36	255,730
1,000,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	3.88	1/1/38	866,290
550,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.80	7/1/38	549,802
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	5.10	10/1/38	510,495
215,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	6.25	7/1/31	233,911
375,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	3.75	3/1/34	320,599
400,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.13	7/1/33	361,732
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.60	12/1/38	242,370
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	507,110

				3,848,039

Washington - 1.7%
390,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	379,138
200,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Emerald Heights Proj.)	5.00	7/1/33	190,106
500,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.50	12/1/33	410,930
400,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Non-profit Hsg.)	6.00	10/1/22	387,584
855,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	840,910
280,000	WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA Collateralized)	4.60	10/1/33	281,058

				2,489,726

West Virginia - 0.2%
250,000	WV Hsg. Dev. Fund Rev.	4.50	11/1/31	250,000

Wisconsin - 1.8%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	286,505
500,000	WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	5.00	8/15/43	472,590
250,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	7.00	6/1/20	271,460
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	551,180
340,000	WI Public Finance Auth. Rev. (Horizon Academy West Charter School)	5.25	9/1/22	324,146
250,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.00	4/1/22	246,262
500,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.50	4/1/32	464,905

				2,617,048

Wyoming - 1.3%
650,000	WY Community Dev. Auth. Rev.	3.75	12/1/32	568,770
1,000,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	911,100
480,000	WY Community Dev. Auth. Rev.	4.05	12/1/38	411,643

				1,891,513

Total Municipal Bonds
(cost: $157,233,106)				132,513,066

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

		Fair
Quantity	Name of Issuer	Value($)

Closed-End Mutual Funds - 6.3%
49,700	BlackRock Long-Term Municipal Advantage Trust (BTA)	526,820
25,000	BlackRock MuniHoldings Florida Insured Fund (MFL)	328,000
47,500	BlackRock MuniYield Florida Fund (MYF)	655,975
70,100	BlackRock MuniYield Insured Fund (MYI)	917,609
8,491	BlackRock MuniYield Michigan Insured Fund (MIY)	108,345
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)	270,480
14,100	Dreyfus Strategic Municipal Bond Fund (DSM)	108,711
208,600	DWS Municipal Income Trust (KTF)	2,578,296
18,400	Invesco Municipal Opportunity Trust (VMO)	216,752
31,200	Invesco PA Value Muni Income Trust (VPV)	393,744
8,250	Invesco Quality Municipal Income Trust (IQI)	95,364
35,700	Invesco Van Kampen Advantage Muni Income Trust (VKI)	382,347
32,389	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)	403,891
36,123	Managed Duration Investment Grade (MZF)	460,568
21,500	Nuveen Premier Municipal Income Fund (NPF)	277,350
114,332	Nuveen Premium Income Fund (NPM)	1,492,033

Total Closed-End Mutual Funds
(cost: $9,248,357)		9,216,285

Short-Term Securities - 3.0%
4,501,483	Dreyfus Tax-Exempt Cash Management Fund, 0.004%
Total Short-Term Securities
(cost: $4,501,483)		4,501,483

Total Investments in Securities - 99.6%
(cost: $170,982,946)		146,230,834
Other Assets and Liabilities, net - 0.4%		553,609

Total Net Assets - 100.0%		$146,784,443

[1]	Variable rate security. Rate disclosed is as of September 30, 2013.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2013 was $4,146,392 and represented 2.8% of net assets.

[4]

144A Restricted Security. The total value of such securities as of September 30, 2013 was $2,519,125 and represented 1.7% of net assets. These securities been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2013 was $4,146,392 and represented 2.8% of net assets.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]

Municipal Lease Security. The total value of such securities as of September 30, 2013 was $1,087,677 and represented 0.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[10]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric	footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	29

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of September 30, 2013 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Municipal Bonds	—	132,513,066	—	132,513,066
Closed-End Mutual Funds	9,216,285	—	—	9,216,285
Short-Term Securities	4,501,483	—	—	4,501,483
Total:	13,717,768	132,513,066	—	146,230,834

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2013	31

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of -4.50% for the 6-month period ended September 30, 2013 compared with a total return of -0.86% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2013, the Fund’s 30-day SEC yield was 4.34% and its 12-month distribution rate was 3.36%.

Tax-exempt municipal bond yields increased markedly during the 6-month period, resulting in poor returns for the asset class. The tax-exempt yield curve steepened as long-term and intermediate-term bond yields increased markedly, while shorter-term yields had little or no increase. Credit spreads generally widened during the period, particularly for healthcare revenue bonds and high yield credits. Lastly, mutual fund flows were negative for much of the period before at least temporarily stabilizing in late September. Combined, these factors made the weakness in the tax-exempt market very broad based. The State of Minnesota’s revenues in fiscal 2013 exceeded its budget forecast, improving the state’s fiscal position. Moreover, the state continues to have a lower unemployment rate and a higher level of economic growth than the nation, which benefits both general obligation and revenue bonds. Supply of new issue Minnesota bonds with more attractive relative yields tapered significantly as yields increased during the summer months. Although attractive new issue supply in Minnesota remains limited, the secondary market has provided sufficient investment opportunities.

The Fund’s underperformance during this period was due predominantly to duration and to a lesser extent industry positioning. The Fund suffered from its longer duration versus the benchmark, as longer bonds underperformed shorter bonds. In terms of industry positioning, only transportation revenue and escrowed to maturity/pre-refunded bonds, together just under five percent of the portfolio, outperformed the benchmark return. In addition, the largest four industries in the portfolio - multi-family mortgage revenue, single family mortgage revenue, hospital/healthcare revenue, and education/ student loan revenue - had returns that ranged from -1.8% to -5.4% during the period. The Fund’s average credit quality also fell one notch to A- from A during the period, largely due to a significant reduction in cash held during the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund maintains its duration longer than its benchmark, with significant weightings in intermediate and longer-term bonds. However, the Fund may modestly shorten its duration over the next six months to a year. The Fund continues to possess a substantial income advantage over the benchmark. Furthermore, tax-exempt municipals remain cheap when compared to comparable maturity U.S. Treasury bonds. Given the steep tax-exempt yield curve and modestly widened credit spreads, we believe the Fund is attractively positioned for the current environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2013

	Sit	Barclays	Lipper
	Minnesota	5-Year	MN
	Tax-Free	Muni. Bond	Muni. Bond
	Income Fund	Index[1]	Fund Index[2]
Six Months	-4.50%	-0.86%	n/a
One Year	-3.11	-0.24	-2.75%
Five Years	5.78	4.90	5.52
Ten Years	4.08	3.85	3.90
Since Inception (12/1/93)	4.76	4.74	4.55

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	19.4%
Single Family Mortgage	17.5%
Hospital/Health Care	17.1%
Education/Student Loan	13.4%
Other Revenue	8.1%
Utility	5.2%
Sectors less than 5.0%	17.2%
Cash & Other Net Assets	2.1%

Based on total net assets as of September 30, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/13:	$9.95 Per Share
Net Asset Value 3/31/13:	$10.62 Per Share
Total Net Assets:	$366.8 Million
30-day SEC Yield [3]:	4.34%
Tax Equivalent Yield [4]:	8.51%
12-month Distribution Rate [3]:	3.36%
Average Maturity:	16.7 Years
Effective Duration [5]:	5.8 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed federal tax rate of 43.4% and a Minnesota tax rate of 9.85%, for an effective combined tax rate of 49.0%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.8
A	0.8
BBB	9.4
BB	19.8
<BB	0.2
Total	32.0%

SEPTEMBER 30, 2013	33

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Minnesota Tax-Free Income Fund

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Municipal Bonds - 96.3%
Education/Student Loan - 13.4%
295,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/27	284,504
275,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/32	250,968
1,035,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/43	875,931
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,157,858
1,280,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.13	7/1/33	1,170,637
875,000	Duluth Hsg. & Redev. Auth. (Edison Academy)	5.88	11/1/40	847,884
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Edison Academy)	5.00	11/1/21	2,547,675
6,432,757	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,495,283
420,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	353,867
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	647,386
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	615,048
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	163,325
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	998,640
1,310,874	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	1,332,687
400,000	MN Higher Education Fac. Auth. Rev. (College of St. Scholastica Inc.)	4.00	12/1/32	333,192
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	790,372
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,037,910
1,000,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.00	5/1/32	811,760
500,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.25	5/1/36	397,015
310,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	4.00	5/1/43	284,778
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	799,358
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,418,816
40,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.13	12/1/30	40,963
500,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.25	12/1/35	506,530
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	1,882,926
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,374,250
67,820	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	68,816
2,420,000	MN Office of Higher Education Rev. (Suppl. Student Loan Prog.)	5.00	11/1/29	2,510,460
686,770	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	607,277
340,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	348,741
830,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	823,443
110,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.65	12/1/13	110,232
2,575,000	Ramsey Lease Rev. (Pact Charter School Proj.)	6.50	12/1/22	2,587,180
2,000,000	St. Paul Hsg. & Redev. Auth. (Community of Peace Academy Proj.)	5.00	12/1/36	1,744,460
535,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	4.00	7/1/23	490,574
855,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/33	755,846
500,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/44	410,350
1,250,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	4.25	12/1/23	1,176,850
1,000,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	5.00	12/1/33	893,510
1,150,000	St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	4.63	3/1/43	919,344
1,500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	5.00	12/1/18	1,534,245
540,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	553,705
295,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	4.75	9/1/22	288,283
500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.00	9/1/27	466,655
1,000,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.25	9/1/32	911,580
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	631,974
1,000,000	University of Minnesota College and Univ. Rev.	4.00	2/1/24	1,090,360
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,518,971
215,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/27	207,161

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

225,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/32	205,535
885,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/43	758,941

				49,034,056

Escrowed To Maturity/Prerefunded - 0.6%
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,128,470
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,139,580

				2,268,050

General Obligation - 2.1%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,057,770
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,521,032
550,000	Brooklyn Center Independent School District No 286 (NATL-RE Insured)	4.50	2/1/31	546,694
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	696,787
1,000,000	Puerto Rico Public Improvement G.O. [11]	5.75	7/1/36	713,410
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	794,700
1,500,000	Puerto Rico Public Improvement G.O. [11]	6.50	7/1/40	1,153,035
480,000	Watkins G.O.	4.00	1/1/34	421,507
735,000	Watkins G.O.	4.00	1/1/38	615,959

				7,520,894

Hospital/Health Care - 17.1%
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,036,834
400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	405,724
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	397,386
1,000,000	Cuyuna Range Hosp. Dist. Health Facs. Rev.	5.20	6/1/25	1,004,360
1,550,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,611,396
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	1,948,380
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,567,552
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	1,979,100
1,000,000	Fergus Falls Health Care Fac. Rev. (Lake Region Healthcare Proj.)	5.15	8/1/35	969,340
1,000,000	Fergus Falls Health Care Fac. Rev. (Lake Region Healthcare Proj.)	5.40	8/1/40	977,750
200,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/26	191,860
375,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/27	352,376
1,860,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/31	1,664,774
970,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.25	9/15/18	971,533
755,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.30	9/15/28	732,237
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	771,537
100,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/35	96,008
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,226,004
1,500,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	1,514,070
600,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Health Partners)	5.88	12/1/29	604,116
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,105
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,092
105,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	103,568
2,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	2,678,680
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,042
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,437
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	516,428
1,300,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.88	3/1/29	1,241,604
1,175,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.90	3/1/19	1,175,505
1,500,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	5.50	8/1/28	1,481,925
1,000,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	6.00	8/1/36	998,670

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	35

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Minnesota Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

575,000	Owatonna Senior Hsg. Rev. (Senior Living Proj.)	5.80	10/1/29	576,484
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,621,560
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,481,012
1,225,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,281,166
4,240,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,372,966
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,082,740
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	353,490
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,254,012
2,120,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.25	5/15/18	2,125,279
525,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.25	11/1/25	455,180
750,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.75	11/1/31	632,692
260,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/33	223,564
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/38	821,280
2,333,056	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,178,048
200,000	St. Paul Hsg. & Redev. Auth. Rev. (Regions Hospital Proj.)	5.30	5/15/28	200,128
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,526,625
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	535,967
500,000	Winona Health Care Facs. Rev. (Winona Health Obligation)	5.00	7/1/34	478,185
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,307,345
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,255,262

				62,647,378

Industrial/Pollution Control - 1.2%
2,250,000	Moorhead Rev. (Amer. Crystal Sugar Co. Recovery Zone Fac.)	5.65	6/1/27	2,342,250
1,275,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	1,330,246
1,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [8]	4.50	10/1/37	791,230

				4,463,726

Insured - 1.8%
500,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/30	518,340
1,025,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,171,503
350,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/22	354,522
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	524,790
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	963,060
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) 1, [11]	2.08	7/1/20	855,460
1,800,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	2,043,486

				6,431,161

Multifamily Mortgage - 19.4%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	810,151
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	257,705
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	308,265
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	387,844
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	397,220
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,022,790
940,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	954,561
750,000	Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	6.00	8/1/33	732,938
1,000,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.00	8/1/38	908,760
205,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	197,284
1,200,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	1,184,580
2,450,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,249,492
3,710,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	3,535,741
1,345,000	Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	5.00	4/1/38	1,134,064
80,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.15	10/1/13	79,996

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,660,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.30	10/1/29	1,582,528
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	244,628
245,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.50	10/1/33	232,478
1,355,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,299,892
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,632,584
680,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	576,531
490,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	480,327
290,000	Minneapolis Multifamily Hsg. Rev. (Garr Scott Loft Proj.) (LOC U.S. Bank) 1, [8]	5.95	5/1/30	290,873
100,000	Minneapolis Multifamily Hsg. Rev. (Seward Towers Proj.) (GNMA Collateralized)	5.00	5/20/36	100,635
975,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	976,901
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,750,018
1,000,000	MN Hsg. Fin. Agy. Rental Hsg.	5.20	8/1/43	995,420
85,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	4.88	8/1/24	85,010
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	255,830
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,609,843
1,660,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,716,955
1,135,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,166,564
485,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.55	9/1/24	460,250
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	260,355
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	193,402
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	860,390
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	210,080
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,623,609
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,011,670
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	984,950
260,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	4.25	4/1/25	232,669
875,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	5.00	4/1/34	774,445
430,000	Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	5.00	11/1/27	409,093
330,000	Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	5.00	11/1/32	292,093
1,000,000	Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	5.00	11/1/42	820,720
320,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	314,570
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	439,404
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	469,169
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	493,805
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	3,781,480
2,200,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	2,057,858
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,067,615
2,000,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.30	9/1/37	1,747,300
1,705,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.13	1/1/39	1,471,500
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	244,867
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	279,953
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	178,178
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	152,463
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	152,508
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,089,100
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.20	11/1/22	1,291,464
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.30	11/1/30	958,530
2,590,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.38	5/1/43	2,384,561
4,900,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	4,826,696
1,265,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.70	8/1/36	1,191,390
360,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	364,162
120,000	Victoria Sr. Hsg. Rev. (Chanhassen, Inc. Proj.)	5.50	8/1/18	119,996

See accompanying notes to financial statements.
SEPTEMBER 30, 2013	37

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	727,080
790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	782,598
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,215,412
2,500,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	4.63	4/1/30	2,249,650

				71,343,443

Municipal Lease [9] - 4.0%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	515,915
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	513,755
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	513,375
1,278,858	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,278,922
3,000,000	MN General Fund Rev. (Appropriation)	3.00	3/1/30	2,572,740
4,000,000	MN General Fund Rev. (Appropriation)	4.00	3/1/26	4,180,400
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,090,840
1,250,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,287,862
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	404,120
340,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	343,818
1,059,034	Winona School District 861 Lease Purchase	6.04	8/1/24	1,060,019

				14,761,766

Other Revenue Bonds - 8.1%
1,030,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	1,039,589
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	473,566
621,317	Crystal Governmental Fac. Rev.	5.10	12/15/26	637,397
230,000	McLeod Co. Commercial Dev. Rev. (Southwest MN Foundation)	5.13	12/1/31	231,789
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	476,544
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,502,685
400,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.35	2/1/30	355,560
200,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	203,188
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	240,720
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,081,430
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,264,640
1,175,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,113,406
280,000	Puerto Rico Infrastucture Financing Auth. Special Tax Rev. Ref. (AMBAC Insured) 6, [11]	8.40	7/1/28	91,809
425,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.75	2/1/17	426,470
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.90	2/1/22	491,980
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,016,340
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	520,380
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	508,995
1,000,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	2.20	7/1/18	981,450
1,103,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,000,233
935,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	931,522
755,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	763,615
1,033,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	993,157
876,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	875,851
160,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/17	162,605
175,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/19	175,982
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/19	181,091
185,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/20	184,190
220,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/20	218,975
225,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/21	221,841
230,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/21	226,596

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)
135,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/22	132,003
245,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/22	239,309
1,000,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/26	964,900
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/29	883,891
2,525,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	2,337,039
3,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Fndtn.-3)	5.00	12/1/36	3,076,080
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	767,645
2,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/42	1,875,100

				29,869,563

Public Facilities - 0.3%
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,092,136

Sales Tax Revenue - 1.4%
1,000,000	Guam Govt. Business Privilege Tax Rev. [11]	5.00	1/1/37	1,006,650
2,000,000	Hennepin Co. Sales Tax Rev.	4.75	12/15/37	2,014,280
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	6.00	8/1/39	410,000
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. [6,11]	6.25	8/1/33	845,280
1,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/32	967,830

				5,244,040

Single Family Mortgage - 17.5%
1,755,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,767,443
915,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	923,574
1,155,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,177,673
340,116	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	341,320
121,884	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	125,888
744,617	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	770,820
900,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	928,476
68,796	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	68,795
78,844	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	82,130
203,163	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	212,559
898,881	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	940,256
515,449	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	545,453
225,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	240,185
5,795,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	6,195,550
5,385,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	5,396,578
2,805,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	2,930,384
1,000,000	MN Hsg. Fin. Agy. Residental Hsg. Rev. [8]	3.00	7/1/31	1,036,680
2,890,000	MN Hsg. Fin. Agy. Residental Hsg. Rev.	3.60	7/1/33	2,480,314
6,735,000	MN Hsg. Fin. Agy. Residental Hsg. Rev.	3.80	7/1/38	5,641,438
5,455,000	MN Hsg. Fin. Agy. Residental Hsg. Rev.	3.90	7/1/43	4,558,744
575,000	MN Hsg. Fin. Agy. Residental Hsg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/26	580,014
220,000	MN Hsg. Fin. Agy. Residental Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/31	221,003
1,880,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	4.65	7/1/22	1,929,726
5,040,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	5,092,114
2,595,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.63	7/1/25	2,575,304
445,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.85	1/1/29	442,116
3,380,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.90	7/1/30	3,251,628
1,920,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/38	2,015,155
695,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	695,389
250,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	256,532
695,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	714,265

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	39

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2013

Sit Minnesota Tax-Free Income Fund (Continued)

Quantity/
Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)
1,665,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,750,331
260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	260,330
210,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	220,994
715,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	744,036
800,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	810,448
1,965,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,992,628
275,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	281,672
1,305,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,335,485
1,285,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,303,221
585,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	599,303
620,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	646,530

				64,082,484

Transportation - 4.2%
2,500,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. [8]	5.00	1/1/22	2,760,400
2,010,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,104,912
1,750,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,907,220
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/30	530,845
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	528,335
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,646,930
2,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (NATL-RE FGIC Insured)	5.00	1/1/22	3,063,665
400,000	MN Valley Transit Auth. Proj. Rev.	4.50	6/1/26	410,236
485,000	MN Valley Transit Auth. Proj. Rev.	4.50	6/1/27	493,977

				15,446,520

Utility - 5.2%
1,000,000	Chaska Electric Rev. Ref. (Generating Facs. Proj.)	5.25	10/1/25	1,079,180
2,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	2,177,120
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,043,780
50,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/34	51,450
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,480,646
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,085,840
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	761,712
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,041,580
500,000	North Branch Electric System Rev.	5.75	8/1/28	521,300
500,000	Puerto Rico Aqueduct & Sewer Auth. Rev. [11]	5.75	7/1/37	368,570
1,000,000	Puerto Rico Electric Power Auth. Rev. [11]	7.25	7/1/30	865,290
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. [1,11]	0.86	7/1/25	877,800
1,250,000	Rochester Electric Utility Rev.	4.00	12/1/38	1,156,075
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,110,480
1,000,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	946,850
680,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	681,482
2,000,000	Western MN Municipal Power Agy. Rev.	3.00	1/1/28	1,762,320

				19,011,475

Total Municipal Bonds (cost: $361,024,862)				353,216,692

Closed-End Mutual Funds - 1.6%
276,400	Delaware Investments Minnesota Municipal Income Fund II (VMM)			3,554,504
43,696	First American Minnesota Municipal Income Fund II (MXN)			596,450
124,197	MN Municipal Income Portfolio (MXA)			1,856,745

Total Closed-End Mutual Funds (cost: $6,510,891)				6,007,699

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Fair
Value ($)

Total Investments in Securities - 97.9% (cost: $367,535,753)	359,224,391
Other Assets and Liabilities, net - 2.1%	7,579,417

Total Net Assets - 100.0%	$366,803,808

[1]	Variable rate security. Rate disclosed is as of September 30, 2013.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]	Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2013, 10.7% of net assets in the Fund was invested in such securities.

[9]	Municipal Lease Security. The total value of such securities as of September 30, 2013 was $14,761,766 and represented 4.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]	The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of September 30, 2013 was $13,512,606 and represented 3.7% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of September 30, 2013 is as follows (See Note 2 -significant accounting policies in the notes to the financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)

Municipal Bonds	—	353,216,692	—	353,216,692
Closed-End Mutual Funds	6,007,699	—	—	6,007,699

Total:	6,007,699	353,216,692	—	359,224,391

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

SEPTEMBER 30, 2013	41

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2013

	Sit U.S.			Sit Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$873,179,558	$73,670,469	$170,982,946	$367,535,753

Investments in securities, at fair value - see accompanying schedule for detail	$875,321,990	$73,689,327	$146,230,834	$359,224,391
Cash in bank on demand deposit	57,820,561	2,408,124	25,228	3,270,737
Restricted cash	18,000,000	500,000	—	—
Accrued interest and dividends receivable	4,980,459	349,412	1,972,400	5,188,473
Receivable for principal paydowns	136,474	25,138	—	—
Other receivables	—	—	—	18,000
Receivable for Fund shares sold	1,171,637	19,060	16,669	327,796

Total assets	957,431,121	76,991,061	148,245,131	368,029,397

LIABILITIES
Payable for investment securities purchased	—	1,311,167	789,671	—
Payable for Fund shares redeemed	4,336,022	1,174	467,985	723,284
Cash portion of dividends payable to shareholders	27,340	1,436	107,768	262,790
Variation margin	—	124,375	—	—
Other payables	11,205	—	—	—
Accrued investment management fees	637,089	52,661	95,264	239,515
Outstanding options written, at fair value (premiums received $5,163,656 and $11,345, respectively)	12,172,032	60,938	—	—

Total liabilities	17,183,688	1,551,751	1,460,688	1,225,589

Net assets applicable to outstanding capital stock	$940,247,433	$75,439,310	$146,784,443	$366,803,808

Net assets consist of:
Capital (par value and paid-in surplus)	$943,567,826	$75,702,298	$195,162,748	$383,064,917
Accumulated net realized gain (loss) from security transactions, written options and futures	1,545,551	(107,878)	(23,626,193)	(7,949,747)
Unrealized appreciation (depreciation) on investments, written options and futures	(4,865,944)	(155,110)	(24,752,112)	(8,311,362)

	$940,247,433	$75,439,310	$146,784,443	$366,803,808

Outstanding shares	85,128,600	7,574,454	16,672,111	36,852,218

Net asset value per share of outstanding capital stock	$11.05	$9.96	$8.80	$9.95

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended September 30, 2013

	Sit U.S.			Sit Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund

Investment income:
Income:
Dividends	—	—	$310,644	$157,405
Interest	$10,138,616	$355,946	3,873,531	8,954,144

Total income	10,138,616	355,946	4,184,175	9,111,549

Expenses (note 4):
Investment management fee	4,938,147	183,460	658,161	1,592,484

Total expenses	4,938,147	183,460	658,161	1,592,484

Net investment income	5,200,469	172,486	3,526,014	7,519,065

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	4,817,282	(89,549)	(331,470)	(540,103)
Net realized gain (loss) on written options	1,199,430	20,172	—	—
Net realized gain (loss) on futures	—	(35,837)	—	—

Net change in unrealized appreciation (depreciation) on investments	(28,469,017)	10,116	(13,811,432)	(25,894,961)
Net change in unrealized appreciation (depreciation) on written options	(6,557,662)	(49,389)	—	—
Net change in unrealized appreciation (depreciation) on futures	—	(123,406)	—	—

Net gain (loss)	(29,009,967)	(267,893)	(14,142,902)	(26,435,064)

Net increase (decrease) in net assets resulting from operations	($23,809,498)	($95,407)	($10,616,888)	($18,915,999)

See accompanying notes to financial statements.
SEPTEMBER 30, 2013	43

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government
	Securities Fund
	Six Months	Year
	Ended	Ended
	September 30, 2013	March 31,
	(Unaudited)	2013
Operations:
Net investment income	$5,200,469	$24,620,957
Net realized gain (loss) on investments, written options and futures	6,016,712	(1,627,378)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	(35,026,679)	(34,964)

Net increase (decrease) in net assets resulting from operations	(23,809,498)	22,958,615

Distributions from:
Net investment income	(5,153,569)	(24,572,827)
Return of capital	—	(899,593)

Total distributions	(5,153,569)	(25,472,420)

Capital share transactions:
Proceeds from shares sold	138,402,966	1,038,042,856
Reinvested distributions	4,828,590	24,175,094
Payments for shares redeemed	(694,080,109)	(1,043,799,295)

Increase (decrease) in net assets from capital transactions	(550,848,553)	18,418,655

Total increase (decrease) in net assets	(579,811,620)	15,904,850

Net assets:
Beginning of period	1,520,059,053	1,504,154,203

End of period *	$940,247,433	$1,520,059,053

Capital transactions in shares:
Sold	12,346,932	91,393,593
Reinvested distributions	432,456	2,128,853
Redeemed	(62,180,044)	(91,991,808)

Net increase (decrease)	(49,400,656)	1,530,638

* Includes undistributed (distributions in excess of) net investment income	—	($46,900)

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Quality		Sit Tax-Free		Sit Minnesota Tax-Free
Income Fund		Income Fund		Income Fund
Six Months	Year	Six Months	Year	Six Months	Year
Ended	Ended	Ended	Ended	Ended	Ended
September 30, 2013	March 31,	September 30, 2013	March 31,	September 30, 2013	March 31,
(Unaudited)	2013	(Unaudited)	2013	(Unaudited)	2013

$172,486	$14,409	$3,526,014	$6,928,948	$7,519,065	$13,544,962
(105,214)	(2,664)	(331,470)	(322,605)	(540,103)	378,680

(162,679)	7,569	(13,811,432)	6,123,415	(25,894,961)	6,281,372

(95,407)	19,314	(10,616,888)	12,729,758	(18,915,999)	20,205,014

(172,486)	(14,409)	(3,530,611)	(6,935,377)	(7,507,728)	(13,525,058)
—		—	—	—	—

(172,486)	(14,409)	(3,530,611)	(6,935,377)	(7,507,728)	(13,525,058)

85,910,715	5,103,230	13,520,640	52,350,817	49,763,350	131,737,549
168,420	13,470	3,023,273	5,748,024	6,087,299	10,558,334
(15,493,537)	—	(31,092,340)	(43,072,241)	(78,767,834)	(76,630,712)

70,585,598	5,116,700	(14,548,427)	15,026,600	(22,917,185)	65,665,171

70,317,705	5,121,605	(28,695,926)	20,820,981	(49,340,912)	72,345,127

5,121,605	—	175,480,369	154,659,388	416,144,720	343,799,593

$75,439,310	$5,121,605	$146,784,443	$175,480,369	$366,803,808	$416,144,720

8,598,098	510,293	1,431,256	5,510,054	4,799,942	12,394,907
16,891	1,347	333,428	601,779	597,287	993,393
(1,552,175)	—	(3,432,444)	(4,519,822)	(7,718,981)	(7,215,943)

7,062,814	511,640	(1,667,760)	1,592,011	(2,321,752)	6,172,357

—	—	—	$4,597	—	($11,337)

SEPTEMBER 30, 2013	45

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Six Months Ended
	September 30, 2013	Years Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value:
Beginning of period	$11.30	$11.31	$11.29	$11.13	$10.84	$10.92

Operations:
Net investment income [1]	0.05	0.16	0.31	0.32	0.44	0.52
Net realized and unrealized gains (losses) on investments and written options, written options and futures	(0.26)	—	0.02	0.16	0.29	(0.08)

Total from operations	(0.21)	0.16	0.33	0.48	0.73	0.44

Distributions from:
Net investment income	(0.04)	(0.16)	(0.31)	(0.32)	(0.44)	(0.52)
Return of capital	—	(0.01)	—	—	—	—
Net realized gains	—	—	—	(—)[2]	—	—

Total Distributions	(0.04)	(0.17)	(0.31)	(0.32)	(0.44)	(0.52)

Net Asset Value:
End of period	$11.05	$11.30	$11.31	$11.29	$11.13	$10.84

Total investment return [3]	(1.83%)	1.39%	2.98%	4.37%	6.88%	4.18%

Net assets at end of period (000’s omitted)	$940,247	$1,520,059	$1,504,154	$1,057,154	$768,720	$390,630

Ratios: 4, [5]
Expenses (without waiver)	0.80%	0.80%	0.80%	0.81%	0.82%	0.83%
Expenses (with waiver)	0.80%	0.80%	0.80%	0.75%	0.80%	0.80%
Net investment income (with waiver)	0.84%	1.43%	2.73%	2.88%	3.85%	4.87%

Portfolio turnover rate (excluding short-term securities)	3.37%[6]	58.67%	33.82%	45.80%	66.89%	59.63%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

[6]	Not annualized.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

		Three
	Six Months Ended	Months Ended
	September 30, 2013	March 31,
	(Unaudited)	2013 *

Net Asset Value:
Beginning of period	$10.01	$10.00

Operations:
Net investment income [1]	0.05	0.03
Net realized and unrealized gains (losses) on investments, written options and futures	(0.05)	0.01

Total from operations	—	0.04

Distributions from:
Net investment income	(0.05)	(0.03)

Net Asset Value:
End of period	$9.96	$10.01

Total investment return [2]	(0.03%)	0.38%

Net assets at end of period (000’s omitted)	$75,439	$5,122

Ratios: [3]
Expenses	0.90%	0.90%
Net investment income	0.85%	1.25%

Portfolio turnover rate (excluding short-term securities)	42.14%[4]	37.44%[4]

*	The Fund commenced investment operations on December 31, 2012.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

SEPTEMBER 30, 2013	47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Six Months Ended
	September 30, 2013	Years Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value:
Beginning of period	$9.57	$9.23	$8.52	$8.90	$7.93	$9.16

Operations:
Net investment income [1]	0.20	0.38	0.41	0.41	0.41	0.41
Net realized and unrealized gains (losses) on investments	(0.77)	0.34	0.71	(0.38)	0.97	(1.23)

Total from operations	(0.57)	0.72	1.12	0.03	1.38	(0.82)

Distributions from:
Net investment income	(0.20)	(0.38)	(0.41)	(0.41)	(0.41)	(0.41)

Net Asset Value:
End of period	$8.80	$9.57	$9.23	$8.52	$8.90	$7.93

Total investment return [2]	(6.01%)	7.92%	13.41%	0.26%	17.71%	(9.14% )

Net assets at end of period (000’s omitted)	$146,784	$175,480	$154,659	$140,371	$153,495	$138,781

Ratios: [3,4]
Expenses (without waiver)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver)	0.80%	0.80%	0.80%	0.80%	0.80%	0.79%
Net investment income (with waiver)	4.29%	4.03%	4.62%	4.63%	4.79%	4.63%

Portfolio turnover rate (excluding short-term securities)	15.86%[5]	36.75%	37.18%	30.23%	27.30%	18.51%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
[4]	Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[5]	Not annualized.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Six Months Ended
	September 30, 2013	Years Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Net Asset Value:
Beginning of period	$10.62	$10.42	$9.67	$9.88	$8.97	$9.76

Operations:
Net investment income [1]	0.19	0.38	0.44	0.43	0.43	0.43
Net realized and unrealized gains (losses) on investments	(0.67)	0.20	0.75	(0.21)	0.91	(0.79)

Total from operations	(0.48)	0.58	1.19	0.22	1.34	(0.36)

Distributions from:
Net investment income	(0.19)	(0.38)	(0.44)	(0.43)	(0.43)	(0.43)

Net Asset Value:
End of period	$9.95	$10.62	$10.42	$9.67	$9.88	$8.97

Total investment return [2]	(4.50%)	5.61%	12.48%	2.22%	15.22%	(3.67% )

Net assets at end of period (000’s omitted)	$366,804	$416,145	$343,800	$289,105	$290,806	$244,123

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.78%	3.58%	4.32%	4.35%	4.52%	4.65%

Portfolio turnover rate (excluding short-term securities)	15.06%[4]	17.13%	15.06%	24.48%	11.46%	15.68%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

SEPTEMBER 30, 2013	49

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2013

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective

U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemend best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2013 (Continued)

To hedge interest rate risk, the U.S. Government Securities Fund purchased put options and wrote call option contracts traded on a U.S. exchange. To hedge interest rate risk, the Quality Income Fund entered into futures contracts and wrote call options on these future contracts traded on a U.S. exchange. Risks of entering into futures contracts and purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, the Quality Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the six months ended September 30, 2013, the average volume of derivative activity was as follows:

		Average	Average
	Average	Premium	Notional
	Cost	Received	Amount

U.S. Government Securities Fund
Purchased Put Options	$551,522	—	$1,233,333
Written Call Options	—	$2,215,841	4,166,667

Quality Income Fund
Treasury Futures	—	—	$24,952,813
Written Call Options	—	$4,068	52,667

The number of open option contracts and open futures contracts outstanding as of September 30, 2013 also serve as indicators of the volume of activity for the Funds throughout the period.

Statement of Assets and Liabilities - Values of derivatives as of September 30, 2013

	Asset Derivatives Value [1]	Liability Derivatives Value

Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$96,095	—
Written call options	—	$12,172,032 [2]

Quality Income Fund
Treasury Futures	—	$124,375 [3]
Written call options	—	60,938 [2]

[1]Statement	of Assets and Liabilities location: Investments in securities, at fair value.
[2]Statement	of Assets and Liabilities location: Outstanding options written, at fair value.

3Statementof Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation(depreciation) of futures as reported in the Schedule of Investments.

SEPTEMBER 30, 2013	51

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2013 (Continued)

The effect of derivative instruments on the statement of operations for the six months ended September 30, 2013:

	Amount of Realized	Change in Unrealized
	Gain (Loss) on Derivatives [4]	Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$607,973	($638,401)
Written call options	1,199,430	(7,008,376)

Quality Income Fund
Written call options	$20,172	($49,389)
Index Futures	(35,837)	(123,406)

[4]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[5]

Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

Transactions in written options for the six months ended September 30, 2013 were as follows:

	Number of Contracts	Premium
U.S. Government Securities Fund
Outstanding, March 31, 2013	2,200	$536,786
Call options written	13,310	8,698,824
Call options expired	(800)	(108,520)
Call options closed	(9,505)	(3,963,434)
Outstanding, September 30, 2013	5,205	$5,163,656

Quality Income Fund
Outstanding, March 31, 2013	4	$858
Call options written	195	45,789
Call options expired	(4)	(858)
Call options closed	(120)	(34,444)
Outstanding, September 30, 2013	75	$11,345

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2013 (Continued)

well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of September 30, 2013 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2010, 2011, and 2012 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$16,556,526	($14,414,094)	$2,142,432	$873,179,558
Quality Income	150,903	(132,045)	18,858	73,670,469
Tax-Free Income	3,007,015	(27,759,127)	(24,752,112)	170,982,946
Minnesota Tax-Free Income	7,293,743	(15,605,105)	(8,311,362)	367,535,753

SEPTEMBER 30, 2013	53

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2013 (Continued)

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years or period ended March 31, 2013 and 2012 were as follows:

Year or Period Ended March 31, 2013:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Return of Capital	Total

U.S. Government Securities	$24,620,957	—	—	$899,593	$25,520,550
Quality Income	13,470	—	—	—	13,470
Tax-Free Income*	75,807	$6,859,570	—	—	6,935,377
Minnesota Tax-Free Income*	62,713	13,462,345	—	—	13,525,058
* 98.9% and 99.5% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2012:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total

U.S. Government Securities	$36,820,960	—	—	$36,820,960
Tax-Free Income*	83,152	$6,692,790	—	6,775,942
Minnesota Tax-Free Income*	83,224	13,258,104	—	13,341,328
* 98.8% and 99.4% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2013 the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Undistributed	Undistributed	Accumulated	Appreciation
	Ordinary Income	Tax-Exempt Income	Gain (Loss)	(Depreciation)

U.S. Government Securities	—	—	($5,042,051)	$30,731,625
Quality Income	$939	—	(3,837)	8,742
Tax-Free Income	—	$146,311	(23,314,282)	(10,921,121)
Minnesota Tax-Free Income	—	322,917	(7,528,006)	17,701,961

Net capital loss carryovers and late year losses, if any, as of March 31, 2013, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2013, were as follows:

	Pre-Enactment		Post-Enactment
	Net Capital Loss		Unlimited Period of Net		Late Year	Accumulated
	Carryover Expiring in:		Capital Loss Carryover		Losses	Capital and

	2014	2015-2019	Short-Term	Long-Term	Deferred	Other Losses

U.S. Government Securities	—	—	$1,543,618	—	$3,498,433	$5,042,051
Quality Income	—	—	3,060	$777	—	3,837
Tax-Free Income	—	$19,109,911	—	4,204,371	—	23,314,282
Minnesota Tax-Free Income	$1,709,459	5,799,111	—	—	19,436	7,528,006

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2013 (Continued)

For the year ended March 31, 2013, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired

Tax-Free Income	—	2013	$3,741,370
Minnesota Tax-Free Income	$204,074	2013	192,048

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended September 30, 2013, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

U.S. Government Securities	$40,201,202	—	$606,060,774	—
Quality Income	44,950,648	$40,702,535	11,239,648	$5,316,798
Tax-Free Income	—	25,141,967	—	40,340,772
Minnesota Tax-Free Income	—	57,519,774	—	58,626,160

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets

U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

SEPTEMBER 30, 2013	55

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2013 (Continued)

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2013:

	Shares	% Shares Outstanding

U.S. Government Securities	1,622,797	1.9
Quality Income	3,117,094	41.2
Tax-Free Income	3,717,440	22.3
Minnesota Tax-Free Income	2,318,653	6.3

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2013 to September 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expenses Paid During Period (4/1/13- 9/30/13)*

U.S. Government Securities Fund

Actual	$1,000	$981.70	$3.97
Hypothetical	$1,000	$1,021.06	$4.05

Quality Income Fund

Actual	$1,000	$999.70	$4.51
Hypothetical	$1,000	$1,020.56	$4.56

Tax-Free Income Fund

Actual	$1,000	$939.90	$3.89
Hypothetical	$1,000	$1,021.06	$4.05

Minnesota Tax-Free Income Fund

Actual	$1,000	$955.00	$3.92
Hypothetical	$1,000	$1,021.06	$4.05

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

SEPTEMBER 30, 2013	57

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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60

Semi-Annual Report
September 30, 2013

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Bond 9-2013

Semi-Annual Report September 30, 2013 INVESTMENT ADVISER INDEPENDENT REGISTERED PUBLIC Sit Investment Associates, Inc. ACCOUNTING FIRM 3300 IDS Center KPMG LLP Minneapolis, MN 55402 Minneapolis, MN CUSTODIAN LEGAL COUNSEL The Bank Of New York Mellon Dorsey & Whitney LLP One Wall Street Minneapolis, MN New York, NY 10286 TRANSFER AGENT AND DISBURSING AGENT BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581 Sit Mutual Funds 1-800-332-5580 www.sitfunds.com

Item 2:   Code of Ethics.  Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert.  Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services.  Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits:

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date November 29, 2013

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman
Date November 29, 2013